Exhibit 10(c)2

Confidential Trade Secret Information - Subject to Restricted Procedures

AMENDMENT NO. 6
TO
ENGINEERING, PROCUREMENT AND CONSTRUCTION
AGREEMENT

BETWEEN

GEORGIA POWER COMPANY, FOR ITSELF AND AS AGENT
FOR OGLETHORPE POWER CORPORATION (AN ELECTRIC
MEMBERSHIP CORPORATION), MUNICIPAL ELECTRIC
AUTHORITY OF GEORGIA AND THE CITY OF DALTON,
GEORGIA, ACTING BY AND THROUGH ITS BOARD OF WATER,
LIGHT AND SINKING FUND COMMISSIONERS, AS OWNERS

AND

A CONSORTIUM CONSISTING OF WESTINGHOUSE ELECTRIC
COMPANY LLC AND STONE & WEBSTER, INC., AS
CONTRACTOR

FOR
UNITS 3 & 4 AT THE VOGTLE ELECTRIC GENERATING PLANT
SITE

IN WAYNESBORO, GEORGIA

DATED AS OF APRIL 8, 2008

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AMENDMENT NO. 6 TO

ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

This AMENDMENT NO. 6 (this "Amendment") TO THE ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT, dated April 8, 2008, as amended (the "Agreement") by and between GEORGIA POWER COMPANY, a Georgia corporation ("GPC"), acting for itself and as agent for OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation formed under the laws of the State of Georgia, MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, a public body corporate and politic and an instrumentality of the State of Georgia, and THE CITY OF DALTON, GEORGIA, an incorporated municipality in the State of Georgia acting by and through its Board of Water, Light and Sinking Fund Commissioners (hereinafter referred to collectively as “Owners”), and a consortium consisting of WESTINGHOUSE ELECTRIC COMPANY LLC, a Delaware limited liability company having a place of business in Monroeville, Pennsylvania ("Westinghouse"), and STONE & WEBSTER, INC. a Louisiana corporation having a place of business in Charlotte, North Carolina ("Stone & Webster") (hereinafter referred to collectively as "Contractor"), is entered into as of the 23rd day of January 2014.

RECITALS

WHEREAS, Owners and Contractor entered into the Agreement, as of April 8, 2008, to provide for, among other things, the design, engineering, procurement, installation, construction and technical support of start-up and testing of equipment, materials and structures comprising the Facility;

WHEREAS, in connection with the construction of the Facility, certain of the Owners plan to enter into definitive loan guarantee agreements with the United States Department of Energy (“DOE”), pursuant to which the DOE would provide federal loan guarantees pursuant to Title XVII of the Energy Policy Act of 2005 (the “Title XVII”) with respect to certain borrowings of such Owners (any such definitive loan guarantee agreement, a “Definitive Loan Guarantee Agreement”);

WHEREAS, pursuant to Section 1702(k) of the Energy Policy Act, all laborers and mechanics employed by contractors and subcontractors in the performance of construction work financed in whole or in part by a loan guarantee under Title XVII must be paid wages at rates not less than those prevailing on projects of a character similar in the locality as determined by the Secretary of Labor in accordance with subchapter IV of Chapter 31 of Title 40 of the United States (the “Davis-Bacon Act”) and all regulations of the Department of Labor set forth in Parts 1, 3 and 5 of title 29 of the Code of Federal Regulations (the “Davis-Bacon Act Regulations”);

WHEREAS, pursuant to the Davis-Bacon Act Regulations, each Definitive Loan Guarantee Agreement will require that certain contract provisions be incorporated in each contract, agreement or other arrangement subject to the requirements of the Davis-Bacon Act and the Davis-Bacon Act Regulations; and

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WHEREAS, the Parties agree that, with the exception of the changes expressly stated herein, this Amendment will not change the terms and conditions of the Agreement.

NOW, THEREFORE, in consideration of the recitals, the mutual promises herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties, intending to be legally bound, stipulate and agree as follows:

1.    This Amendment shall not be effective until one or more Owners have entered into a Definitive Loan Guarantee Agreement. GPC shall provide prompt written notice to Contractor of the occurrence of such actions.

2.    Revise Article 35, “Federal Acquisition Regulations Requirements,” to add a new Section 35.4, as follows:

“35.4    Davis-Bacon Act Required Contract Clauses. The contract clauses contained under the heading “Davis-Bacon Act Required Contract Clauses” in Exhibit AA to this Agreement shall, as if set forth herein in full text, be incorporated into and form a part of this Agreement (and, for the avoidance of doubt, shall be considered a part of Article 35 for purposes of the provisions of Exhibit Y to this Agreement), and Contractor shall comply therewith if the amount of this Agreement and the circumstances surrounding its performance require any Owner to include such clauses in this Agreement.”

(a)
The Parties will cooperate in seeking appropriate exemptions from disclosure under the Freedom of Information Act, 5 U.S.C. § 552, and associated regulations for certified payroll data provided to federal agencies in the course of compliance with the Davis-Bacon Act and the Davis-Bacon Act Regulations.

(b)	The Parties will implement the DAVIS-BACON AND RELATED ACTS COMPLIANCE PROGRAM FOR VOGTLE UNITS 3&4 PROJECT, attached as Exhibit BB.

3.    Add a new Exhibit AA to the Agreement, the text of which is set forth in Attachment A to this Amendment No. 6.

4.    Add a new Exhibit BB to the Agreement, the text of which is set forth in Attachment B to this Amendment No. 6.

5.    Miscellaneous.

5.1	Capitalized terms used herein and not defined herein have the meaning assigned in the Agreement.

5.2
This Amendment shall be construed in connection with and as part of the Agreement, and all terms, conditions, and covenants contained in the Agreement, except as herein modified, shall be and shall remain in full force and effect. The Parties hereto agree that they are bound by the terms, conditions and covenants of the Agreement as amended hereby.

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5.3	This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed and original but both of which together shall constitute one and the same instrument.

5.4	The validity, interpretation, and performance of this Amendment and each of its provisions shall be governed by the laws of the State of Georgia.

5.5	Except as expressly provided for in this Amendment, all other Articles, Sections and Exhibits of and to the Agreement remain unchanged.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

WESTINGHOUSE ELECTRIC COMPANY LLC

By:	/s/Scott W. Gray
Name: Scott W. Gray
Title: Vice President and Project Director

STONE & WEBSTER, INC.

By:	/s/Clarence Ray	/s/ Mark McKain
Name: Clarence Ray		Mark McKain
Title: Director

GEORGIA POWER COMPANY, as an Owner
and as agent for the other Owners

By:	/s/Joseph Miller
Name: Joseph (Buzz) Miller
Title: EVP - Nuclear Development

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Attachment A to Amendment No. 6 to EPC Agreement (April 8, 2008)

The following sets forth the text of a new Exhibit AA to the EPC Agreement:

“Davis-Bacon Act Required Contract Clauses

SECTION (a) MINIMUM WAGES, ETC.
(1) Minimum wages.
(i) All laborers and mechanics employed or working upon the site of the work (or under the United States Housing Act of 1937 or under the Housing Act of 1949 in the construction or development of the project), will be paid unconditionally and not less often than once a week, and without subsequent deduction or rebate on any account (except such payroll deductions as are permitted by regulations issued by the Secretary of Labor under the Copeland Act (29 CFR part 3)), the full amount of wages and bona fide fringe benefits (or cash equivalents thereof) due at time of payment computed at rates not less than those contained in the wage determination of the Secretary of Labor which is attached hereto and made a part hereof, regardless of any contractual relationship which may be alleged to exist between the contractor and such laborers and mechanics.

Contributions made or costs reasonably anticipated for bona fide fringe benefits under section 1(b)(2) of the Davis-Bacon Act on behalf of laborers or mechanics are considered wages paid to such laborers or mechanics, subject to the provisions of paragraph (a)(1)(iv) of this section; also, regular contributions made or costs incurred for more than a weekly period (but not less often than quarterly) under plans, funds, or programs which cover the particular weekly period, are deemed to be constructively made or incurred during such weekly period. Such laborers and mechanics shall be paid the appropriate wage rate and fringe benefits on the wage determination for the classification of work actually performed, without regard to skill, except as provided in Sec. 5.5(a)(4) [paragraph (a)(4) below]. Laborers or mechanics performing work in more than one classification may be compensated at the rate specified for each classification for the time actually worked therein: Provided, That the employer's payroll records accurately set forth the time spent in each classification in which work is performed. The wage determination (including any additional classification and wage rates conformed under paragraph (a)(1)(ii) of this section) and the Davis-Bacon poster (WH-1321) shall be posted at all times by the contractor and its subcontractors at the site of the work in a prominent and accessible place where it can be easily seen by the workers.

(ii)(A) The contracting officer shall require that any class of laborers or mechanics, including helpers, which is not listed in the wage determination and which is to be employed under the contract shall be classified in conformance with the wage determination. The contracting officer shall approve an additional classification and wage rate and fringe benefits therefore only when the following criteria have been met:

(1) The work to be performed by the classification requested is not

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performed by a classification in the wage determination; and
(2) The classification is utilized in the area by the construction industry; and
(3) The proposed wage rate, including any bona fide fringe benefits, bears a reasonable relationship to the wage rates contained in the wage determination.

(ii)(B) If the contractor and the laborers and mechanics to be employed in the classification (if known), or their representatives, and the contracting officer agree on the classification and wage rate (including the amount designated for fringe benefits where appropriate), a report of the action taken shall be sent by the contracting officer to the Administrator of the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, Washington, DC 20210. The Administrator, or an authorized representative, will approve, modify, or disapprove every additional classification action within 30 days of receipt and so advise the contracting officer or will notify the contracting officer within the 30-day period that additional time is necessary.

(ii)(C) In the event the contractor, the laborers or mechanics to be employed in the classification or their representatives, and the contracting officer do not agree on the proposed classification and wage rate (including the amount designated for fringe benefits, where appropriate), the contracting officer shall refer the questions, including the views of all interested parties and the recommendation of the contracting officer, to the Administrator for determination. The Administrator, or an authorized representative, will issue a determination within 30 days of receipt and so advise the contracting officer or will notify the contracting officer within the 30-day period that additional time is necessary.

(ii)(D) The wage rate (including fringe benefits where appropriate) determined pursuant to paragraphs (a)(1)(ii) (B) or (C) of this section, shall be paid to all workers performing work in the classification under this contract from the first day on which work is performed in the classification.

(iii) Whenever the minimum wage rate prescribed in the contract for a class of laborers or mechanics includes a fringe benefit which is not expressed as an hourly rate, the contractor shall either pay the benefit as stated in the wage determination or shall pay another bona fide fringe benefit or an hourly cash equivalent thereof.

(iv) If the contractor does not make payments to a trustee or other third person, the contractor may consider as part of the wages of any laborer or mechanic the amount of any costs reasonably anticipated in providing bona fide fringe benefits under a plan or program, Provided, That the Secretary of Labor has found, upon the written request of the contractor, that the applicable standards of the Davis-Bacon Act have been met. The Secretary of Labor may require the contractor to set aside in a separate account assets for the meeting of obligations under the plan or program.

(2) Withholding.

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The Department of Energy ("DOE") shall upon its own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld from the contractor under this contract or any other Federal contract with the same prime contractor, or any other federally-assisted contract subject to Davis-Bacon prevailing wage requirements, which is held by the same prime contractor, so much of the accrued payments or advances as may be considered necessary to pay laborers and mechanics, including apprentices, trainees, and helpers, employed by the contractor or any subcontractor the full amount of wages required by the contract. In the event of failure to pay any laborer or mechanic, including any apprentice, trainee, or helper, employed or working on the site of the work (or under the United States Housing Act of 1937 or under the Housing Act of 1949 in the construction or development of the project), all or part of the wages required by the contract, DOE may, after written notice to the contractor, sponsor, applicant, or owner, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds until such violations have ceased.

(3) Payrolls and basic records.

(i) Payrolls and basic records relating thereto shall be maintained by the contractor during the course of the work and preserved for a period of three years thereafter for all laborers and mechanics working at the site of the work (or under the United States Housing Act of 1937, or under the Housing Act of 1949, in the construction or development of the project). Such records shall contain the name, address, and social security number of each such worker, his or her correct classification, hourly rates of wages paid (including rates of contributions or costs anticipated for bona fide fringe benefits or cash equivalents thereof of the types described in section 1(b)(2)(B) of the Davis-Bacon Act), daily and weekly number of hours worked, deductions made and actual wages paid. Whenever the Secretary of Labor has found under 29 CFR 5.5(a)(1)(iv) that the wages of any laborer or mechanic include the amount of any costs reasonably anticipated in providing benefits under a plan or program described in section 1(b)(2)(B) of the Davis-Bacon Act, the contractor shall maintain records which show that the commitment to provide such benefits is enforceable, that the plan or program is financially responsible, and that the plan or program has been communicated in writing to the laborers or mechanics affected, and records which show the costs anticipated or the actual cost incurred in providing such benefits. Contractors employing apprentices or trainees under approved programs shall maintain written evidence of the registration of apprenticeship programs and certification of trainee programs, the registration of the apprentices and trainees, and the ratios and wage rates prescribed in the applicable programs.

(ii)(A) The contractor shall submit weekly for each week in which any contract work is performed a copy of all payrolls to the DOE) if the agency is a party to the contract, but if the agency is not such a party, the contractor will submit the payrolls to the applicant, sponsor, or owner, as the case may be, for transmission to DOE. The payrolls submitted shall set out accurately and completely all of the information required to be maintained under 29 CFR 5.5(a)(3)(i), except that full social security numbers and home addresses

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shall not be included on weekly transmittals. Instead the payrolls shall only need to include an individually identifying number for each employee (e.g., the last four digits of the employee's social security number). The required weekly payroll information may be submitted in any form desired. Optional Form WH-347 is available for this purpose from the Wage and Hour Division Web site at http://www.dol.gov/esa/whd/forms/wh347instr.htm or its successor site. The prime contractor is responsible for the submission of copies of payrolls by all subcontractors. Contractors and subcontractors shall maintain the full social security number and current address of each covered worker, and shall provide them upon request to DOE if the agency is a party to the contract, but if the agency is not such a party, the contractor will submit them to the applicant, sponsor, or owner, as the case may be, for transmission to DOE, the contractor, or the Wage and Hour Division of the Department of Labor for purposes of an investigation or audit of compliance with prevailing wage requirements. It is not a violation of this section for a prime contractor to require a subcontractor to provide addresses and social security numbers to the prime contractor for its own records, without weekly submission to the sponsoring government agency (or the applicant, sponsor, or owner).

(ii)(B) Each payroll submitted shall be accompanied by a ``Statement of Compliance,'' signed by the contractor or subcontractor or his or her agent who pays or supervises the payment of the persons employed under the contract and shall certify the following:
(1) That the payroll for the payroll period contains the information required to be provided under Sec. 5.5 (a)(3)(ii) of Regulations, 29 CFR part 5, the appropriate information is being maintained under Sec. 5.5 (a)(3)(i) of Regulations, 29 CFR part 5, and that such information is correct and complete;
(2) That each laborer or mechanic (including each helper, apprentice, and trainee) employed on the contract during the payroll period has been paid the full weekly wages earned, without rebate, either directly or indirectly, and that no deductions have been made either directly or indirectly from the full wages earned, other than permissible deductions as set forth in Regulations, 29 CFR part 3;
(3) That each laborer or mechanic has been paid not less than the applicable wage rates and fringe benefits or cash equivalents for the classification of work performed, as specified in the applicable wage determination incorporated into the contract.

(ii)(C) The weekly submission of a properly executed certification set forth on the reverse side of Optional Form WH-347 shall satisfy the requirement for submission of the ``Statement of Compliance'' required by paragraph (a)(3)(ii)(B) of this section.

(ii)(D) The falsification of any of the above certifications may subject the contractor or subcontractor to civil or criminal prosecution under section 1001 of title 18 and section 231 of title 31 of the United States Code.

(iii) The contractor or subcontractor shall make the records required under paragraph (a)(3)(i) of this section available for inspection, copying, or transcription by authorized representatives of DOE or the Department of Labor, and shall permit

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such representatives to interview employees during working hours on the job. If the contractor or subcontractor fails to submit the required records or to make them available, the Federal agency may, after written notice to the contractor, sponsor, applicant, or owner, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds. Furthermore, failure to submit the required records upon request or to make such records available may be grounds for debarment action pursuant to 29 CFR 5.12.

(4) Apprentices and trainees

(i) Apprentices. Apprentices will be permitted to work at less than the predetermined rate for the work they performed when they are employed pursuant to and individually registered in a bona fide apprenticeship program registered with the U.S. Department of Labor, Employment and Training Administration, Office of Apprenticeship Training, Employer and Labor Services, or with a State Apprenticeship Agency recognized by the Office, or if a person is employed in his or her first 90 days of probationary employment as an apprentice in such an apprenticeship program, who is not individually registered in the program, but who has been certified by the Office of Apprenticeship Training, Employer and Labor Services or a State Apprenticeship Agency (where appropriate) to be eligible for probationary employment as an apprentice. The allowable ratio of apprentices to journeymen on the job site in any craft classification shall not be greater than the ratio permitted to the contractor as to the entire work force under the registered program. Any worker listed on a payroll at an apprentice wage rate, who is not registered or otherwise employed as stated above, shall be paid not less than the applicable wage rate on the wage determination for the classification of work actually performed. In addition, any apprentice performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the work actually performed. Where a contractor is performing construction on a project in a locality other than that in which its program is registered, the ratios and wage rates (expressed in percentages of the journeyman's hourly rate) specified in the contractor's or subcontractor's registered program shall be observed. Every apprentice must be paid at not less than the rate specified in the registered program for the apprentice's level of progress, expressed as a percentage of the journeymen hourly rate specified in the applicable wage determination. Apprentices shall be paid fringe benefits in accordance with the provisions of the apprenticeship program. If the apprenticeship program does not specify fringe benefits, apprentices must be paid the full amount of fringe benefits listed on the wage determination for the applicable classification. If the Administrator determines that a different practice prevails for the applicable apprentice classification, fringes shall be paid in accordance with that determination. In the event the Office of Apprenticeship Training, Employer and Labor Services, or a State Apprenticeship Agency recognized by the Office, withdraws approval of an apprenticeship program, the contractor will no longer be permitted to utilize apprentices at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

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(ii) Trainees. Except as provided in 29 CFR 5.16, trainees will not be permitted to work at less than the predetermined rate for the work performed unless they are employed pursuant to and individually registered in a program which has received prior approval, evidenced by formal certification by the U.S. Department of Labor, Employment and Training Administration. The ratio of trainees to journeymen on the job site shall not be greater than permitted under the plan approved by the Employment and Training Administration. Every trainee must be paid at not less than the rate specified in the approved program for the trainee's level of progress, expressed as a percentage of the journeyman hourly rate specified in the applicable wage determination. Trainees shall be paid fringe benefits in accordance with the provisions of the trainee program. If the trainee program does not mention fringe benefits, trainees shall be paid the full amount of fringe benefits listed on the wage determination unless the Administrator of the Wage and Hour Division determines that there is an apprenticeship program associated with the corresponding journeyman wage rate on the wage determination which provides for less than full fringe benefits for apprentices. Any employee listed on the payroll at a trainee rate who is not registered and participating in a training plan approved by the Employment and Training Administration shall be paid not less than the applicable wage rate on the wage determination for the classification of work actually performed. In addition, any trainee performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the work actually performed. In the event the Employment and Training Administration withdraws approval of a training program, the contractor will no longer be permitted to utilize trainees at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

(iii) Equal employment opportunity. The utilization of apprentices, trainees and journeymen under this part shall be in conformity with the equal employment opportunity requirements of Executive Order 11246, as amended, and 29 CFR part 30.

(5) Compliance with Copeland Act requirements.

The contractor shall comply with the requirements of 29 CFR part 3, which are incorporated by reference in this contract.

(6) Subcontracts.

The contractor or subcontractor shall insert in any subcontracts the clauses contained in 29 CFR 5.5(a)(1) through (10) and such other clauses as DOE may by appropriate instructions require, and also a clause requiring the subcontractors to include these clauses in any lower tier subcontracts. The prime contractor shall be responsible for the compliance by any subcontractor or lower tier subcontractor with all the contract clauses in 29 CFR 5.5.

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(7) Contract termination: debarment.

A breach of the contract clauses in 29 CFR 5.5 may be grounds for termination of the contract, and for debarment as a contractor and a subcontractor as provided in 29 CFR 5.12.

(8) Compliance with Davis-Bacon and Related Act requirements.

All rulings and interpretations of the Davis-Bacon and Related Acts contained in 29 CFR parts 1, 3, and 5 are herein incorporated by reference in this contract.

(9) Disputes concerning labor standards.

Disputes arising out of the labor standards provisions of this contract shall not be subject to the general disputes clause of this contract. Such disputes shall be resolved in accordance with the procedures of the Department of Labor set forth in 29 CFR parts 5, 6, and 7. Disputes within the meaning of this clause include disputes between the contractor (or any of its subcontractors) and the contracting agency, the U.S. Department of Labor, or the employees or their representatives.

(10) Certification of eligibility.

(i) By entering into this contract, the contractor certifies that neither it (nor he or she) nor any person or firm who has an interest in the contractor's firm is a person or firm ineligible to be awarded Government contracts by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

(ii) No part of this contract shall be subcontracted to any person or firm ineligible for award of a Government contract by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

(iii) The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001.”

Attachment B to Amendment No. 6 to EPC Agreement (April 8, 2008)

Davis-Bacon and Related Acts
Compliance Program

For Vogtle Units 3 & 4 Project

Appendix

1.	Contractor / Subcontractor Compliance Package		15

	a.	DBA Cover Letter to CLA Subcontractors	15

	b.	DBA Cover Letter to non-CLA Subcontractors	21

	c.	Required DBA Contract Language	26

	d.	DBRA Compliance Outline for CLA Contractors	35

	e.	DBRA Compliance Outline for non-CLA Contractors	51

	f.	Area Wage Determinations	67

2.	PwC Agreed Upon Procedures (AUP)		81

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ARTICLE 1: INTRODUCTION

1.Purpose
(a)The purpose of this Compliance Program is to explain how all entities involved on the Vogtle Units 3 & 4 Project (“Project”) will comply with the requirements of the Davis-Bacon and Related Acts (DBRA). The Compliance Program employs a streamlined web-based solution of simplicity to acquire the requisite payroll data, provides transparency of certified payrolls through eMars web-based certified payroll software and guarantees accountability through monitoring and compliance activities. The documents referenced herein are provided in the Appendix. All Parties in Article 1, Section 3 below agree to abide by this Compliance Program.
2.The Project
(a)Georgia Power Company, Oglethorpe Power Corporation, Municipal Electric Authority of Georgia, and Dalton Utilities (collectively “Owners”) are currently constructing two new nuclear reactors in Burke County, Georgia, known as Vogtle Units 3 & 4 (“Vogtle 3 & 4”). These will be the first new nuclear reactors built in the United States in over 30 years.
(b)Vogtle 3 & 4 will use two Westinghouse “AP1000” (Advanced Pressurized) nuclear units. The AP1000 is the safest and most economical nuclear power plant available in the worldwide commercial marketplace, and is the only Generation III+ reactor to receive Design Certification from the U.S. Nuclear Regulatory Commission (NRC). Each nuclear unit will have a generating capacity of approximately 1,100 megawatts.
(c)Excavation of the sites for Vogtle 3 & 4 began in 2009, and construction is ongoing. Vogtle Units 3 & 4 are expected to be placed in service in 2017 and 2018 respectively.
3.The Parties
(a)The owners (collectively “Owners”) of this Project and their respective ownership interests are as follows:
(1)Georgia Power Company (GPC) - 45.7%;
(2)Oglethorpe Power Corporation - 30%;
(3)Municipal Electric Authority of Georgia - 22.7%; and
(4)Dalton Utilities - 1.6%.
(b)The Owners have designated GPC as the lead owner in charge of administering Davis-Bacon Act compliance and this Compliance Program. This Compliance Program is intended to encompass all of the Parties’ DBRA compliance obligations.

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(c)The Owners have hired Southern Nuclear Operating Company (“Southern Nuclear”) to be the Operator of the Vogtle 3 & 4 Project.
(d)Southern Company (“SO”) is the parent company of GPC and Southern Nuclear.
(e)Southern Company Services (“SCS”) is a shared services subsidiary of Southern Company.
(f)The Owners entered into an Engineering, Procurement and Construction (“EPC”) agreement with Stone and Webster, Inc. (“Stone and Webster”) and Westinghouse Electric Company, LLC (“Westinghouse”). In February of 2013, Stone and Webster became a wholly-owned subsidiary of Chicago Bridge & Iron (“CB&I”).
(g)Stone and Webster and Westinghouse are collectively referred to as the “Consortium.”
(h)The Owners and Consortium may be referred to individually as a “Party” and collectively as the “Parties.”
(i)The Nuclear Power Construction Labor Agreement (CLA) is one of the collective bargaining agreements among the various contractors and labor unions that will perform construction work on this Project.
(j)eMars is a web-based DBRA certified payroll reporting system that all DBRA-covered contractors and subcontractors will use on this Project.
(k)PricewaterhouseCoopers (PwC) has developed an “Agreed Upon Procedures” (AUP) program to conduct compliance activities and monitor ongoing DBRA compliance on the Project.
4.Primary DBRA Contacts
(a)SO / GPC - Christopher S. Miller
SCS VP and Associate General Counsel

(b)Consortium

(1)Mary Yerace
Site Davis Bacon Administrator, CB&I

(2)Joseph (“Lee”) Woodcock
Site Contract Manager, Westinghouse Electric Company

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(c)eMars - Woodrow Chamberlain
President eMars

(d)AUP / PwC - Christopher Lorenz

5.Project Timeline
(a)A timeline of events pertinent to Vogtle Units 3 and 4 and DBRA coverage is as follows:
(1)2005 - Initial planning and preparation for a new nuclear plant.
(2)April 8, 2008 - EPC Agreement signed. Compliance with Davis Bacon and Related Acts was not contemplated at the time of the contract.
(3)April 2009 - GPC provided the Westinghouse-Shaw Consortium full notice to proceed on Plant Vogtle Units 3 and 4. Shaw and Westinghouse began mobilizing at the plant site and performing activities to support construction.
(4)August 2009 - Excavation of the area where the new units are planned began at the plant site.
(5)October 28, 2009 - Energy Policy Act of 2005 is revised, and Section 1702(k) is added requiring DBRA compliance.
(6)February 16, 2010 - In response to GPC’s conditional loan guarantee request, President Obama and DOE Secretary Steven Chu announce the award of conditional loan guarantees for Vogtle Units 3 and 4.
(7)March 1, 2010 - Nuclear Power Construction Labor Agreement signed.
(8)June 18, 2010 - Southern Company and the Department of Energy announce that preliminary terms and conditions have been reached regarding the loan guarantees for the new Vogtle units.
(9)June 18, 2010 - The Department of Labor approves a waiver of any retroactive application of the Davis-Bacon Act and confirms that the Davis-Bacon Act will not apply until the closing of the loan guarantee.
(10)February 12, 2012 - Combined Operating License (COL) issued.

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(11)Late 2013 - Projected closing on the loan guarantee.
(12)2017 - Unit 3 projected to begin commercial operation.
(13)2018 - Unit 4 projected to begin commercial operation.

Vogtle Units 3 & 4 - Compliance Timeline

April 8, 2008 – Engineering, Procurement and Construction Agreement signed for Vogtle Units 3 & 4
December 2008 – Prime contractor Shaw contracts with sub-contractor Morgan
August 2009 – Excavation begins at plant site
October 28, 2009 – Energy Policy Act of 2005 revised
February 2010 – announcement of conditional loan guarantee
March 1, 2010 – Nuclear Power Construction Labor Agreement signed (excludes SCI/Morgan work)
June 2010 - DOE and Southern Company announce that final terms and conditions have been reached regarding loan guarantee
February 12, 2012– Combined Operating License (COL) issued
Ongoing Construction
Late 2013 – projected closing of loan guarantee
2017 – Unit 3 projected to begin Commercial Operation
2018 – Unit 4 projected to begin Commercial Operation

(b)For a more detailed timeline including construction details and other regulatory activities, see http://www.southerncompany.com/nuclearenergy/milestones.aspx.

ARTICLE2: THE DAVIS-BACON AND RELATED ACTS
1.Overview of the DBRA and the Basis for DBRA Coverage
(a)For purposes of this Compliance Program, the term Davis-Bacon and Related Acts (DBRA) refers to two federal statutes: the Davis-Bacon Act (40 U.S.C. § 3141), and the Copeland “Anti-Kickback” Act (40 U.S.C. § 3145 and 18 U.S.C. § 874. The Davis-Bacon Act (“DBA”) requires the payment of locally prevailing wages and fringe benefits, as defined in the applicable wage determination, to laborers and mechanics employed for construction, alteration or repair on the site of the work. Contractors and subcontractors must pay their workers weekly and must submit weekly certified payrolls. The Copeland Anti-Kickback Act prohibits the kickbacks of wages and back wages from employees to employers.
(b)The Davis-Bacon Act was enacted in 1931 to ensure that local workers were hired and paid locally prevailing wages on federal construction projects during the Great Depression. The original intention of the DBA contemplated the Federal Government as the

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owner of the project and as a party to the contract for the construction of a public building or public work for the Government. However, Congress and the Department of Labor (DOL) have since expanded the reach of the DBA and made it applicable to other construction contracts, to which the Federal Government is not a party. Here, the Department of Energy (DOE) has reached an agreement with GPC to provide a loan guarantee for the Vogtle 3 & 4 construction through the Energy Policy Act of 2005. Section 1702(k) was added to the Energy Policy Act in October 2009 and requires the payment of DBA wages on all construction projects funded under this Section. Therefore, the DBRA is applicable to Vogtle 3 & 4.
2.Beginning of DBRA Compliance
(a)Based on a request from the Department of Energy (DOE), the DOE and GPC have received written confirmation from the Department of Labor (DOL) that the DBRA will not apply to this Project prior to the closing of the loan guarantee. The DOL also confirmed that the DBRA will apply to the Project after the closing of the Loan Guarantee Agreement (LGA), which DOE acknowledges in the LGA . As indicated in the timeline above, the closing is anticipated in late 2013.
3.DBRA Roles & Obligations
(a)As an Owner of the Project and as the loan guarantee recipient from the DOE, GPC is responsible for compliance by contractors and subcontractors on this Project.
(1)GPC will be responsible for submitting all certified payrolls for all contractors and subcontractors each week to the DOE. 29 C.F.R. § 5.5(a)(3)(ii)(A).
(2)GPC will also be the point of contact for all communications with the DOE / DOL.
(b)Each Consortium member will be responsible for using reasonable efforts to ensure that it and all of its contractors and subcontractors comply with the applicable DBRA requirements and obligations including those identified in this Compliance Program.

7

ARTICLE 3: DBRA GUIDANCE
1.Guidance
(a)Guidance for DBRA compliance can be found in the Contractor / Subcontractor Compliance Package in Appendix 1.
(b)Appendix 1 contains the following information:
(1)an initial cover letter (for contractor’s optional use) to any contractors or subcontractors working on the Project explaining that the DBRA applies to this Project and identifying their obligations (Appx. 1a and 1b);
(2)DBRA contract language that must be inserted into any and all contracts or subcontracts which fall within the scope of the Davis-Bacon Act and which are in effect on or after the closing of the loan guarantee agreement (Appx. 1c);
(3)a DBRA Compliance Outline of What Your Organization Must Do to Meet Its Responsibilities (Appx. 1d and 1e); and
(4)the applicable Area Wage Determinations (AWD) for Heavy, Building, and Highway construction in Burke County, Georgia (Appx. 1f).
(c)All contractors and subcontractors should closely review, analyze, and utilize these documents throughout construction of the Project.
(d)Some of the Davis-Bacon Act requirements for all contractors and subcontractors include:
(1)paying prevailing wages and fringe benefits;
(2)paying workers weekly;
(3)submitting certified payrolls;
(4)keeping records; and
(5)posting notices.
For all DBRA requirements, see Appendix 1 and 29 C.F.R. § 5 (excluding §5.5(b)).

8

2.	Southern Nuclear Davis-Bacon Act Compliance Roles and Responsibilities
(a)The key SO personnel with DBRA responsibility will be:
(1)SCS DBA Compliance Specialist [title subject to change]
i.The SCS DBA Compliance Specialist will be responsible for the overall day-to-day activities surrounding DBRA compliance. He or she will ensure that a weekly certified payroll is entered in eMars every week for every DBRA-covered contractor or subcontractor and will contact the responsible party, either Stone and Webster or Westinghouse, for any sub-tier contractors whose payrolls are delinquent or incomplete, or contain compliance errors/issues. The SCS DBA Compliance Specialist will report any DBA-related complaints he or she receives to the SCS VP, Employee Relations.
(2)SCS DBA Compliance Liaison [title subject to change]
i.The SCS DBA Compliance Liaison will supervise the SCS DBA Compliance Specialist, verify that DBA contract clauses are inserted into all DBRA-covered contracts and subcontracts, and act as a liaison between SO and the Consortium. The SCS DBA Compliance Liaison will report any DBA-related complaints he or she receives to the SCS VP, Employee Relations.
(3)VP, Vogtle 3 & 4 Construction Support
i.The VP-Vogtle 3 & 4 Construction Support will work to ensure DBA compliance and communicate any instructions regarding DBRA compliance to all contractors and subcontractors. The VP, Vogtle 3 & 4 Construction Support will report any DBA-related complaints he or she receives to the SCS VP, Employee Relations.
(4)SCS VP, Employee Relations
i.The SCS VP, Employee Relations is responsible for all communications with the DOE / DOL related to DBRA compliance, including the reporting of DBA-related complaints.
(b)Complaints. All DBRA-related complaints received through any Company channels must be reported to one of the key SO personnel identified in Article 2(a) above. Such channels shall include:

9

(1)DBRA-related complaints received by any on-site SNC, GPC, or SCS managers, or Co-Owners’ on-site management
(2)DBRA-related complaints received through the Concerns hotline
i. Confidentiality of the Concerns program will be respected. However, investigation reports will be forwarded to the SCS VP, Employee Relations.
3.Consortium Davis-Bacon Act Compliance Roles and Responsibilities
(a)The key Consortium personnel with DBRA responsibility will be:
(1)DBA Compliance Specialist, or similar employee of Consortium, will be responsible for communicating the importance of DBRA compliance and be available to answer questions regarding compliance for all subcontractors on the project. DBA Compliance Specialist will also act as a resource by informing appropriate subcontractor personnel of available training material for eMars.
(b)Complaints. All DBRA-related complaints received by the Consortium must be reported to one of the key SO personnel identified in Article 2(a) above. Such channels shall include:
(1)DBRA-related complaints received through Consortium channels (e.g. DBA Compliance Specialist, Labor Relations, Payroll, Concerns program).
(2)Grievances filed under the CLA related specifically to DBRA-related issues.
i.SO will defer to the existing grievance process for the investigation and disposition of DBRA-related grievances. However, a report on the content and disposition of such grievances shall be provided to the SCS VP, Employee Relations, on a quarterly basis.

(c)DOE/DOL DBRA Adverse Determinations. Any resolution of a DBRA dispute with DOE/DOL by a Consortium member or contractor at any tier must be promptly reported to the SCS VP, Employee Relations, for his review and consent, such consent not to be unreasonably withheld. In addition to the reporting responsibilities, should any Consortium member or contractor at any tier receive an adverse DOE/DOL DBRA determination and not resolve it with DOE/DOL, and the Consortium member or contractor desires to appeal the determination through DOL’s administrative/enforcement processes, the Consortium member/contractor shall first request permission from the SCS VP, Employee Relations to do so, such consent not to be unreasonably withheld. Similarly, the Owners may request the Consortium member/contractor to appeal an adverse DOE/DOL DBRA determination, such consent not to be unreasonably withheld. In either situation, the requesting party shall assume all costs relating to the appeal and subsequent administrative/judicial proceedings including any

10

judgment or withholding of contract funds and the requesting party shall indemnify and hold harmless the non-requesting party for all costs, including any judgment or withholding of contract funds resulting from the appeal.
4.Mutual Notice and Cooperation
Each party agrees to promptly notify the other Party of the existence of any DBRA dispute with the DOE/DOL or any other potential non-compliance issue (collectively referred to as a “Compliance Issue”) with respect to the Project. The Parties further agree to cooperate with respect to any action (e.g. corrective action, payment under the applicable contract, continuation, termination, etc.) that either Party takes in connection with a Compliance Issue to the extent such action is reasonable and consistent with the agreement between the Parties regarding the Consortium’s DBRA compliance.
ARTICLE 4: DBRA COMPLIANCE PROCESS
1.DBRA Compliance Objectives
(a)To create a process and procedure to:
(1)Simply input and acquire the requisite payroll data through a web-based certified payroll reporting system;
(2) Securely verify and store all certified payrolls, while simultaneously providing transparency and an audit trail for the DOE/DOL; and
(3)Hold parties accountable through monitoring and compliance activities.

Integrated Davis Bacon Compliance Process for Vogtle 3 & 4

Simplicity
Transparency
Accountability
DOE/DOL
Issues
• Any DOE/DOL issues to be addressed by SCS VP of Employee Relations
Review
• Compliance Trail
• Meets DOL requirements and DOE expectations
AUP Program
• As needed
Assurance
SO
Monitor
• Monitors for overall DBA compliance
•Works with Consortium to resolve issues
eMars
• web-based electronic certified payroll software
Consortium
Subcontractors
• Minimum administrative burden
Load data
Monitor
Consortium
Subcontractors
• Monitor DBA compliance by sub hierarchy

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2.Simplicity
(a)One of the goals of this DBRA Compliance Program is to simplify inputting, collecting, and submitting certified payrolls pursuant to DBRA.
(b)All DBRA-covered contractors and subcontractors will use eMars, a web-based service, to enter, store, and submit their certified payrolls pursuant to DBRA.
(c)eMars allows contractors and subcontractors to quickly and easily submit certified payrolls electronically. It also provides the ability to electronically certify and sign certified payrolls.
(d)eMars permits contractors and subcontractors to manually input their payrolls, or they can import certified payroll information from their existing electronic payroll systems.
(e)GPC is providing all contractors and subcontractors, with training and access to the eMars program, at no cost to them; GPC will cover the cost of access to and use of the eMars program.
3.Transparency
(a)Transparency in certified payrolls and in other DBRA obligations is mandated by law and enforced by the DOL / DOE.
(b)eMars will automatically check submitted certified payrolls for errors, including incorrect wage rates, improper deductions, improper job classifications not found on the wage determination, missing apprenticeship certificates, etc.
(c)eMars will instantaneously notify the contractor or subcontractor who submitted the certified payroll of any errors or other problems, and the contractor or subcontractor will have an opportunity to correct errors immediately and submit a revised certified payroll.
(d)eMars will also provide full access to all certified payroll data and to other basic records to the DOL / DOE at their request. The DOL / DOE will be able to review a clear audit trail, including all previous versions of certified payrolls and any corrections, deficiencies, etc.
(1)Even though the EPC agreement contains confidentiality conditions regarding the receipt, use, or release of the Consortium’s project costs, the DBRA mandates that all contractors or subcontractors “make the records … available for inspection” by the DOE / DOL. 29 C.F.R.§ 5.5(a)(3)(iii). Failure to provide access to the records may result in a breach of GPC's obligations in the Loan Guarantee Agreement and/or contractor debarment.

12

(2)GPC agrees that if DOE receives a FOIA request for the certified payrolls, GPC will request that DOE designate such certified payrolls as exempt from delivery in connection with any such FOIA request.  However, GPC understands that DOE is obligated under FOIA to deliver information requested in a FOIA request unless such information is exempt from disclosure in accordance with all applicable law, and, therefore, GPC cannot warrant or guarantee that DOE will designate such certified payrolls as exempt from delivery under FOIA.  If GPC is notified by DOE that DOE has received a FOIA request involving Consortium members or their subcontractors or organizations doing business with them, GPC will identify to DOE both Consortium members as parties to be notified.  Upon any such notice from GPC to the Consortium members, the Consortium members shall be responsible for notifying the subcontractor or organization doing business with them at any tier to the extent such organization's records have been requested.
4.Accountability
(a)As prime contractor, GPC is responsible for submitting all certified payrolls for all contractors and subcontractors each week to the DOE. 29 C.F.R. § 5.5(a)(3)(ii)(A).
(b)The EPC agreement between GPC and the Consortium has strict confidentiality provisions. The Consortium considers their project costs to be a confidential trade secret.
(c)In order for GPC to satisfactorily confirm DBRA compliance by all contractors and subcontractors on the Project, monitoring and compliance activities will occur at various levels and by various entities.
(d)SCS personnel will perform periodic reviews of certified payrolls submitted by all contractors and subcontractors.
(1)All SO personnel who have access to the eMars system will sign a Non-Disclosure Agreement related to information accessed through eMars. The use of such information shall be specifically limited to DBA compliance purposes and may not be disclosed except as otherwise required under statute/regulations. Such personnel shall be limited to:
i.SCS DBA Compliance Specialist (referenced in Article 3(2)(a)(1) of this Compliance Program)
ii.SCS DBA Compliance Liaison (referenced in Article 3(2)(a)(2) of this Compliance Program)
iii.SCS employees working in the Employee Relations/General Counsel organization

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iv.SCS employees working in the Internal Auditing organization
(e)The Consortium will have full access to all of their contractors’ and subcontractors’ certified payrolls in the eMars system.
(1)This access will allow the Consortium to review whether its contractors and subcontractors have timely submitted certified payrolls, whether those payrolls have any error warnings, what those error warnings are, the amount of any deficiency, apprentice certificates, etc.
(f)Finally, PricewaterhouseCoopers (PwC) will conduct compliance activities on certified payrolls and other DBRA compliance for all DBRA-covered contractors and subcontractors throughout the Project.
(1)PwC will conduct its compliance activities according to the Agreed Upon Procedures (AUP) program, to which all parties have consented. The AUP program can be found in Appendix 2.
(2)All of PwC’s compliance activities costs will be paid for by GPC.
(3)GPC will instruct PwC to perform such compliance activities at such frequency as GPC deems necessary, which shall be no less than once per year during the life of the project.
(4)All parties will be provided with a minimum of two weeks’ notice prior to the commencement of PwC’s compliance activities. Such notice shall include a tentative schedule of activities and initial request for documents.

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Appendix 1(a)
DBA Cover Letter to CLA Subcontractors

Contractor Letterhead

----- DRAFT -----

[DATE]

[contact name]
[Contractor or Subcontractor]
[Address]
[City, ST Zip]

RE: Davis-Bacon and Related Acts Compliance for Contractors Subject to the CLA
Vogtle Units 3 & 4 Project

Dear [Contractor or Subcontractor Contact Name]:

You have been hired to [insert description of work] on the Vogtle Units 3 & 4 Project (“Project”) located in Burke County, Georgia (“site”). Georgia Power Company (“GPC”) and the other owners of the Project are in the process of being awarded a loan guarantee for the Project through the Department of Energy (“DOE”). One condition to receive the loan guarantee is that all contractors and subcontractors who perform construction work at the site must comply with the Davis-Bacon Act and Related Acts (collectively, “DBRA”) as implemented through Sec. 1702(k) of the Energy Policy Act of 2005.. As a contractor who will perform construction work, it is important for your organization to understand that you will be required to comply with all the requirements of the DBRA. You will be required to fully comply with all DBRA requirements from the date of closing on the loan guarantee forward. As a contractor who will perform construction work on this Project, you will also be subject to the Nuclear Power Construction Labor Agreement (CLA). The CLA is one of the collective bargaining agreements among the various contractors and labor unions that will perform construction work on the Project.
This correspondence is intended to provide you with a summary of DBRA requirements, CLA requirements, and references so that additional information about DBRA and associated standards can be obtained. Enclosed with this letter are the following documents:

1.	Davis-Bacon and Related Acts Compliance: An Outline of What Your Organization Must Do to Meet Its Responsibilities;

2.	Davis-Bacon Act Required Contract Language (to be inserted in all subcontracts);

3.	Wage Determinations for Burke County, GA (Heavy Construction, Building Construction, and Highway Construction).

By sending this information, we are not intending to provide legal advice. In addition to DBRA and CLA requirements, you are expected to comply with all Federal and State employment and other applicable laws. For example, the recordkeeping requirements of DBRA summarized, herein, are, in addition to, the recordkeeping requirements that cover your employees under the Fair Labor Standards Act (FLSA). Other employment laws that may apply include Title VII of the Civil Rights Act of 1964, the Americans With Disabilities Act, the Age Discrimination Employment Act, Executive Order 11246, the Family Medical Leave Act, and E*Verify requirements contained in Executive Order 12989. For a complete explanation and advice of the applicability of Federal and State law, we recommend you discuss with your legal counsel.

The Davis-Bacon and Related Acts

The Davis-Bacon Act ("DBA") requires all contractors and subcontractors performing services on federally-assisted contracts to pay their laborers and mechanics (employees performing construction and related work) not less than the prevailing wage rates and fringe benefits listed for the job classifications identified in the applicable current DBA Area Wage Determination (AWD). It is important to keep in mind, that the DBA labor standards clauses included in your contract must be included in any contract you enter into with another organization to perform work at the site of this Project.
The Copeland “Anti-Kickback” Act prohibits contractors, from, in any way, inducing an employee to give up any part of their compensation, and requires contractors to submit a weekly statement of the wages paid to each employee performing DBRA covered work. (www.dol.gov/whd/regs/statutes/copeland.htm)
You must pay all employees weekly, and your organization, as the employer, must submit weekly-certified payroll records electronically using eMars, a web-based service that allows users to easily enter, certify, sign, and submit their certified payrolls pursuant to DBRA.
Once the loan guarantee agreement is executed by GPC and DOE, as an employer performing work covered by the labor standards of the DBRA, you must post the WH-1321 “Employee Rights Under the Davis-Bacon Act” poster at the site of the work, in a location where your employees may easily see it. Your organization must also post the AWDs. (www.dol.gov/whd/programs/dbra/wh1321.htm) Please note that the DBRA and AWD are in addition to other Federal and State required postings.1
Payroll and basic records for all laborers and mechanics (all the job classifications identified in the AWD) employed by you at the site, must be maintained during the work, and for three years after completion of the Project. Records that must be maintained include:

_________________________
1 Posting requirements under eight Federal laws (Title VII, ADEA, ADA, EPA, E.O. 11246, GINA, §503 of the Rehabilitation Act of 1973, and VEVRAA) are combined into the single "Equal Employment Opportunity is THE LAW" Poster, a copy of which is available on the Department of Labor's website at http://www.dol.gove/ofccp/regs/compliance/posters/pdf/eeopost.pdf. The combined poster does not cover other Federal posting requirements under USERRA, FLSA, FMLA, NLRA Rights under Executive Order 13496, E-Verify (two posting requirements), EPPA, OSHA, or postings required by the State of Georgia.

◦	Name, address and Social Security number of each employee,

◦	Each employee’s work classification(s),

◦	Hourly rates of pay, including the rates of contributions or costs anticipated for fringe benefits or their cash equivalents,

◦	Daily and weekly numbers of hours worked,

◦	Deductions made,

◦	Actual wages paid,

◦	If applicable, detailed information regarding various fringe benefit programs, including records that show that the program has been communicated in writing to the laborers and the mechanics affected,

◦	If applicable, detailed information regarding approved apprenticeship or trainee programs.

You organization must, on a weekly basis, submit an electronic certified payroll through the eMars system. You must also electronically certify a “Statement of Compliance” and electronically sign the certified payroll through eMars. Submission of weekly payrolls must be completed and submitted within seven days after the regular pay date for the pay period.
GPC has hired PricewaterhouseCoopers (PwC) to conduct monitoring and compliance activities on certified payrolls and other DBRA compliance for all contractors and subcontractors throughout the Project. You must cooperate fully with PwC during their compliance activities.
In the future, you may also be asked to submit, via survey or otherwise, wage data and other information to the Wage and Hour Division (“WHD”) of the U.S. Department of Labor (“DOL”). [Contractor Name] encourages your organization to fully cooperate with the WHD and other divisions of DOL.
If a contractor disregards its obligations to its employees or the DOL in violation of the DBRA, that organization may be subject to contract termination and debarment from future federal or federally assisted contracts for up to three years. In the event of actual or suspected violations, contract payments may be withheld in sufficient amounts to satisfy actual or potential liabilities for unpaid wages that result from violations of DBRA.
Once DBRA requirements are imposed as a result of the loan guarantee agreement, falsification of certified payroll records or the kickback of wages in violation of the Copeland “Anti-Kickback” Act may subject your organization to civil or criminal prosecution resulting in fines and/or imprisonment.
The Nuclear Power Construction Labor Agreement versus the DBRA

The CLA is one of the collective bargaining agreements among the various contractors and labor unions that will perform construction work on the Project. The CLA sets forth applicable hourly wages and benefits for each union craft. It also provides the terms and conditions of working on the Project, including but not limited to, safety issues, hours of work, shifts, attendance policy, no strike policy, and grievance procedures. As a contractor on this Project, you must comply with the terms and conditions set forth in the CLA.
Both the DBRA and the CLA apply to construction workers, both exempt certain executives, and both require you to pay workers weekly. However, there are instances where the DBRA and the CLA impose different obligations. One important area where the DBRA and the CLA may impose different obligations is the wage rates and fringe benefits. If the wage rate and/ or fringe benefits for a job classification or craft are different between the DBRA and the CLA, you should pay the higher wage rate and/or fringe benefits.
Furthermore, the CLA limits its applicability to the site outlined in Appendix B. If construction work is performed outside this area that fits within the DBRA’s definition of site of work (see the attached Compliance Outline Section 3.2 and see 29 C.F.R. § 5.2(l)), then you must still comply with the DBRA for this work, even though it may be exempt from the CLA. The CLA also has some additional overtime and shift requirements that the DBRA does not require; you should comply with these CLA requirements.
Finally, there may be some differences with regards to apprentices and helpers on this Project. Both the DBRA and the CLA allow a certain ratio of apprentices to journeymen on this Project; to the extent these ratios differ, you must keep your ratio within the lower ratio. The DBRA only permits apprentices who are registered in a bona fide apprentice program that is recognized by the DOL; to the extent the CLA might allow other “apprentices” to work under it, apprentices that are not recognized under the DBRA are not permitted to work and be paid as apprentices on this Project. The CLA also allows for helpers, pre-apprentices, and/or sub-journeymen; the DBRA only allows “helpers” if a helper is listed as a separate job classification on the wage determination. On the current versions of the DBRA wage determinations which are attached hereto, there are no helper classifications; therefore, at this time, no helpers, pre-apprentices, or sub-journeymen may be paid under these classifications on this Project.
Concluding Thoughts
[Contractor Name] expects and requires absolute compliance by your organization with all DBRA and CLA requirements. Irrespective of DOE or DOL action, violations may result in the termination of your contract. To facilitate compliance, we have prepared the attached “Davis-Bacon and Related Acts Compliance: An Outline of What Your Organization Must Do to Meet Its Responsibilities.” Should you have questions regarding compliance, please do not hesitate to contact the undersigned. We are here to assist you in fully complying with these requirements.
In addition, the DOL provides employers with easy-to-access information on DBRA compliance, including the DBRA Forms (http://www.dol.gov/whd/programs/dbra/forms.htm). Other compliance assistance includes the Davis-Bacon and Related Acts (“DBRA”) Web page (http://www.dol.gov/whd/programs/dbra/index.htm) and regulatory and interpretive materials available on the Compliance Assistance “By Laws" (http://www.dol.gov/compliance/laws/comp-

dbra.htm) web page. DOE’s Desk Guide may also be helpful (though some portions, such as those relating to CWHSSA, do not apply to this project. (http://www1.eere.energy.gov/wip/pdfs/doe_dba_desk_guide.pdf)
Should you have any questions concerning your organization’s DBRA obligations or our attached DBRA Compliance Outline, please call me.

Sincerely,

[name]
DBA Compliance Specialist
[phone]
[email]

Enclosures

Appendix 1(b)
DBA Cover Letter to Non-CLA Subcontractors

Contractor Letterhead

----- DRAFT -----

[DATE]

[contact name]
[Contractor or Subcontractor]
[Address]
[City, ST Zip]

RE:    Davis-Bacon and Related Acts Compliance
Vogtle Units 3 & 4 Project

Dear [Contractor or Subcontractor Contact Name]:

You have been hired to [insert description of work] on the Vogtle Units 3 & 4 Project (“Project”) located in Burke County, Georgia (“site”). Georgia Power Company (“GPC”) and the other owners of the Project are in the process of being awarded a loan guarantee for the Project through the Department of Energy (“DOE”). One condition to receive the loan guarantee is that all contractors and subcontractors who perform construction work at the site must comply with the Davis-Bacon Act and Related Acts (collectively, “DBRA”), as implemented through Sec. 1702(k) of the Energy Policy Act of 2005.. As a contractor who will perform construction work, it is important for your organization to understand that you will be required to comply with all the requirements of the DBRA. You will be required to fully comply with all DBRA requirements from the date of closing on the loan guarantee forward.
This correspondence is intended to provide you with a summary of DBRA requirements and references so that additional information about DBRA and associated standards can be obtained. Enclosed with this letter are the following documents:

1.	Davis-Bacon and Related Acts Compliance: An Outline of What Your Organization Must Do to Meet Its Responsibilities;

2.	Davis-Bacon Act Required Contract Language (to be inserted in all subcontracts);

3.	Wage Determinations for Burke County, GA (Heavy Construction, Building Construction, and Highway Construction).

By sending this information, we are not intending to provide legal advice. In addition to DBRA requirements, you are expected to comply with all Federal and State employment and other applicable laws. For example, the recordkeeping requirements of DBRA summarized, herein, are, in addition to, the recordkeeping requirements that cover your employees under the Fair Labor Standards Act (FLSA). Other employment laws that may apply include Title VII of the Civil Rights Act of 1964, the Americans With Disabilities Act, the Age Discrimination Employment Act, Executive Order 11246, the Family Medical Leave Act, and E*Verify requirements contained in Executive Order 12989. For a complete explanation and advice of the applicability of Federal and State law, we recommend you discuss with your legal counsel.

The Davis-Bacon and Related Acts

The Davis-Bacon Act ("DBA") requires all contractors and subcontractors performing services on federally-assisted contracts to pay their laborers and mechanics (employees performing construction and related work) not less than the prevailing wage rates and fringe benefits listed for the job classifications identified in the applicable current DBA Area Wage Determination (AWD). It is important to keep in mind, that the DBA labor standards clauses included in your contract must be included in any contract you enter into with another organization to perform work at the site of this Project.
The Copeland “Anti-Kickback” Act prohibits contractors, from, in any way, inducing an employee to give up any part of their compensation, and requires contractors to submit a weekly statement of the wages paid to each employee performing DBRA covered work. (www.dol.gov/whd/regs/statutes/copeland.htm)
You must pay all employees weekly, and your organization, as the employer, must submit weekly-certified payroll records electronically using eMars, a web-based service that allows users to easily enter, certify, sign, and submit their certified payrolls pursuant to DBRA.
Once the loan guarantee agreement is executed by GPC and DOE, as an employer performing work covered by the labor standards of the DBRA, you must post the WH-1321 “Employee Rights Under the Davis-Bacon Act” poster at the site of the work, in a location where your employees may easily see it. Your organization must also post the AWDs. (www.dol.gov/whd/programs/dbra/wh1321.htm) Please note that the DBRA and AWD are in addition to other Federal and State required postings.1
Payroll and basic records for all laborers and mechanics (all the job classifications identified in the AWD) employed by you at the site, must be maintained during the work, and for three years after completion of the Project. Records that must be maintained include:

◦	Name, address and Social Security number of each employee,

◦	Each employee’s work classification(s),

_______________________________
1 Posting requirements under eight Federal laws (Title VII, ADEA, ADA, EPA, E.O. 11246, GINA, §503 of the Rehabilitation Act of 1973, and VEVRAA) are combined into the single "Equal Employment Opportunity is THE LAW" Poster, a copy of which is available on the Department of Labor's website at http://www.dol.gove/ofccp/regs/compliance/posters/pdf/eeopost.pdf. The combined poster does not cover other Federal posting requirements under USERRA, FLSA, FMLA, NLRA Rights under Executive Order 13496, E-Verify (two posting requirements), EPPA, OSHA, or postings required by the State of Georgia.

◦	Hourly rates of pay, including the rates of contributions or costs anticipated for fringe benefits or their cash equivalents,

◦	Daily and weekly numbers of hours worked,

◦	Deductions made,

◦	Actual wages paid,

◦	If applicable, detailed information regarding various fringe benefit programs, including records that show that the program has been communicated in writing to the laborers and the mechanics affected,

◦	If applicable, detailed information regarding approved apprenticeship or trainee programs.

You organization must, on a weekly basis, submit an electronic certified payroll through the eMars system. You must also electronically certify a “Statement of Compliance” and electronically sign the certified payroll through eMars. Submission of weekly payrolls must be completed and submitted within seven days after the regular pay date for the pay period.
GPC has hired PricewaterhouseCoopers (PwC) to conduct monitoring and compliance activities on certified payrolls and other DBRA compliance for all contractors and subcontractors throughout the Project. You must cooperate fully with PwC during their compliance activities.
In the future, you may also be asked to submit, via survey or otherwise, wage data and other information to the Wage and Hour Division (“WHD”) of the U.S. Department of Labor (“DOL”). [Contractor Name] encourages your organization to fully cooperate with the WHD and other divisions of DOL.
If a contractor disregards its obligations to its employees or the DOL in violation of the DBRA, that organization may be subject to contract termination and debarment from future federal or federally assisted contracts for up to three years. In the event of actual or suspected violations, contract payments may be withheld in sufficient amounts to satisfy actual or potential liabilities for unpaid wages that result from violations of DBRA.
Once DBRA requirements are imposed as a result of the loan guarantee agreement, falsification of certified payroll records or the kickback of wages in violation of the Copeland “Anti-Kickback” Act may subject your organization to civil or criminal prosecution resulting in fines and/or imprisonment.

Concluding Thoughts
[Contractor Name] expects and requires absolute compliance by your organization with all DBRA requirements. Irrespective of DOE or DOL action, violations may result in the termination of your contract. To facilitate compliance, we have prepared the attached “Davis-Bacon and Related Acts Compliance: An Outline of What Your Organization Must Do to Meet Its Responsibilities.” Should you have questions regarding compliance, please do not hesitate to contact the undersigned. We are here to assist you in fully complying with these requirements.
In addition, the DOL provides employers with easy-to-access information on DBRA compliance, including the DBRA Forms (http://www.dol.gov/whd/programs/dbra/forms.htm). Other compliance assistance includes the Davis-Bacon and Related Acts (“DBRA”) Web page (http://www.dol.gov/whd/programs/dbra/index.htm) and regulatory and interpretive materials available on the Compliance Assistance “By Laws" (http://www.dol.gov/compliance/laws/comp-dbra.htm) web page. DOE’s Desk Guide may also be helpful (though some portions, such as those relating to CWHSSA, do not apply to this project. (http://www1.eere.energy.gov/wip/pdfs/doe_dba_desk_guide.pdf)

Should you have any questions concerning your organization’s DBRA obligations or our attached DBRA Compliance Outline, please call me.

Sincerely,

[name]
DBA Compliance Specialist
[phone]
[email]

Enclosures

Appendix 1(c)
Required DBA Contract Language

Davis-Bacon Act Required Contract Clauses

SECTION (a) MINIMUM WAGES, ETC.
(1) Minimum wages.
(i) All laborers and mechanics employed or working upon the site of the work (or under the United States Housing Act of 1937 or under the Housing Act of 1949 in the construction or development of the project), will be paid unconditionally and not less often than once a week, and without subsequent deduction or rebate on any account (except such payroll deductions as are permitted by regulations issued by the Secretary of Labor under the Copeland Act (29 CFR part 3)), the full amount of wages and bona fide fringe benefits (or cash equivalents thereof) due at time of payment computed at rates not less than those contained in the wage determination of the Secretary of Labor which is attached hereto and made a part hereof, regardless of any contractual relationship which may be alleged to exist between the contractor and such laborers and mechanics.
Contributions made or costs reasonably anticipated for bona fide fringe benefits under section 1(b)(2) of the Davis-Bacon Act on behalf of laborers or mechanics are considered wages paid to such laborers or mechanics, subject to the provisions of paragraph (a)(1)(iv) of this section; also, regular contributions made or costs incurred for more than a weekly period (but not less often than quarterly) under plans, funds, or programs which cover the particular weekly period, are deemed to be constructively made or incurred during such weekly period. Such laborers and mechanics shall be paid the appropriate wage rate and fringe benefits on the wage determination for the classification of work actually performed, without regard to skill, except as provided in Sec. 5.5(a)(4) [paragraph (a)(4) below]. Laborers or mechanics performing work in more than one classification may be compensated at the rate specified for each classification for the time actually worked therein: Provided, That the employer's payroll records accurately set forth the time spent in each classification in which work is performed. The wage determination (including any additional classification and wage rates conformed under paragraph (a)(1)(ii) of this section) and the Davis-Bacon poster (WH-1321) shall be posted at all times by the contractor and its subcontractors at the site of the work in a prominent and accessible place where it can be easily seen by the workers.
(ii)(A) The contracting officer shall require that any class of laborers or mechanics, including helpers, which is not listed in the wage determination and which is to be employed under the contract shall be classified in conformance with the wage determination. The contracting officer shall approve an additional classification and wage rate and fringe benefits therefore only when the following criteria have been met:

(1) The work to be performed by the classification requested is not performed by a classification in the wage determination; and
(2) The classification is utilized in the area by the construction industry; and
(3) The proposed wage rate, including any bona fide fringe benefits, bears a reasonable relationship to the wage rates contained in the wage determination.

(ii)(B) If the contractor and the laborers and mechanics to be employed in the classification (if known), or their representatives, and the contracting officer agree on the classification and wage rate (including the amount designated for fringe benefits where appropriate), a report of the action taken shall be sent by the contracting officer to the Administrator of the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, Washington, DC 20210. The Administrator, or an authorized representative, will approve, modify, or disapprove every additional classification action within 30 days of receipt and so advise the contracting officer or will notify the contracting officer within the 30-day period that additional time is necessary.

(ii)(C) In the event the contractor, the laborers or mechanics to be employed in the classification or their representatives, and the contracting officer do not agree on the proposed classification and wage rate (including the amount designated for fringe benefits, where appropriate), the contracting officer shall refer the questions, including the views of all interested parties and the recommendation of the contracting officer, to the Administrator for determination. The Administrator, or an authorized representative, will issue a determination within 30 days of receipt and so advise the contracting officer or will notify the contracting officer within the 30-day period that additional time is necessary.

(ii)(D) The wage rate (including fringe benefits where appropriate) determined pursuant to paragraphs (a)(1)(ii) (B) or (C) of this section, shall be paid to all workers performing work in the classification under this contract from the first day on which work is performed in the classification.

(iii) Whenever the minimum wage rate prescribed in the contract for a class of laborers or mechanics includes a fringe benefit which is not expressed as an hourly rate, the contractor shall either pay the benefit as stated in the wage determination or shall pay another bona fide fringe benefit or an hourly cash equivalent thereof.

(iv) If the contractor does not make payments to a trustee or other third person, the contractor may consider as part of the wages of any laborer or mechanic the amount of any costs reasonably anticipated in providing bona fide fringe benefits under a plan or program, Provided, That the Secretary of Labor has found, upon the written request of the contractor, that the applicable standards of the Davis-Bacon Act have been met. The Secretary of Labor may require the contractor to set aside in a separate account assets for the meeting of obligations under the plan or program.

(2) Withholding.

The Department of Energy ("DOE") shall upon its own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld from the contractor under this contract or any other Federal contract with the same prime contractor, or any other federally-assisted contract subject to Davis-Bacon prevailing wage requirements, which is held by the same prime contractor, so much of the accrued payments or advances as may be considered necessary to pay laborers and mechanics, including apprentices, trainees, and helpers, employed by the contractor or any subcontractor the full amount of wages required by the contract. In the event of failure to pay any laborer or mechanic, including any apprentice, trainee, or helper, employed or working on the site of the work (or under the United States Housing Act of 1937 or under the Housing Act of 1949 in the construction or development of the project), all or part of the wages required by the contract, DOE may, after written notice to the contractor, sponsor, applicant, or owner, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds until such violations have ceased.

(3) Payrolls and basic records.

(i) Payrolls and basic records relating thereto shall be maintained by the contractor during the course of the work and preserved for a period of three years thereafter for all laborers and mechanics working at the site of the work (or under the United States Housing Act of 1937, or under the Housing Act of 1949, in the construction or development of the project). Such records shall contain the name, address, and social security number of each such worker, his or her correct classification, hourly rates of wages paid (including rates of contributions or costs anticipated for bona fide fringe benefits or cash equivalents thereof of the types described in section 1(b)(2)(B) of the Davis-Bacon Act), daily and weekly number of hours worked, deductions made and actual wages paid. Whenever the Secretary of Labor has found under 29 CFR 5.5(a)(1)(iv) that the wages of any laborer or mechanic include the amount of any costs reasonably anticipated in providing benefits under a plan or program described in section 1(b)(2)(B) of the Davis-Bacon Act, the contractor shall maintain records which show that the commitment to provide such benefits is enforceable, that the plan or program is financially responsible, and that the plan or program has been communicated in writing to the laborers or mechanics affected, and records which show the costs anticipated or the actual cost incurred in providing such benefits. Contractors employing apprentices or trainees under approved programs shall maintain written evidence of the registration of apprenticeship programs and certification of trainee programs, the registration of the apprentices and trainees, and the ratios and wage rates prescribed in the applicable programs.

(ii)(A) The contractor shall submit weekly for each week in which any contract work is performed a copy of all payrolls to the DOE) if the agency is a party to the contract, but if the agency is not such a party, the contractor will submit the payrolls to the applicant, sponsor, or owner, as the case may be, for transmission to DOE. The payrolls submitted shall set out accurately and completely all of the information required to be maintained under 29 CFR 5.5(a)(3)(i), except that full social security numbers and home addresses shall not be included on weekly transmittals. Instead the payrolls shall only need to include an individually identifying number for each employee (e.g., the last four digits of the employee's social security number). The required weekly payroll information may be submitted in any form desired. Optional Form WH-347 is available for this purpose from the Wage and Hour Division Web site at http://www.dol.gov/esa/whd/forms/wh347instr.htm or its successor site. The prime contractor is responsible for the submission of copies of payrolls by all subcontractors. Contractors and subcontractors shall maintain the full social security number and current address of each covered worker, and shall provide them upon request to DOE if the agency is a party to the contract, but if the agency is not such a party, the contractor will submit them to the applicant, sponsor, or owner, as the case may be, for transmission to DOE, the contractor, or the Wage and Hour Division of the Department of Labor for purposes of an investigation or audit of compliance with prevailing wage requirements. It is not a violation of this section for a prime contractor to require a subcontractor to provide addresses and social security numbers to the prime contractor for its own records, without weekly submission to the sponsoring government agency (or the applicant, sponsor, or owner).

(ii)(B) Each payroll submitted shall be accompanied by a ``Statement of Compliance,'' signed by the contractor or subcontractor or his or her agent who pays or supervises the payment of the persons employed under the contract and shall certify the following:
(1) That the payroll for the payroll period contains the information required to be provided under Sec. 5.5 (a)(3)(ii) of Regulations, 29 CFR part 5, the appropriate information is being maintained under Sec. 5.5 (a)(3)(i) of Regulations, 29 CFR part 5, and that such information is correct and complete;
(2) That each laborer or mechanic (including each helper, apprentice, and trainee) employed on the contract during the payroll period has been paid the full weekly wages earned, without rebate, either directly or indirectly, and that no deductions have been made either directly or indirectly from the full wages earned, other than permissible deductions as set forth in Regulations, 29 CFR part 3;
(3) That each laborer or mechanic has been paid not less than the applicable wage rates and fringe benefits or cash equivalents for the classification of work performed, as specified in the applicable wage determination incorporated into the contract.

(ii)(C) The weekly submission of a properly executed certification set forth on the reverse side of Optional Form WH-347 shall satisfy the requirement for submission of the ``Statement of Compliance'' required by paragraph (a)(3)(ii)(B) of this section.

(ii)(D) The falsification of any of the above certifications may subject the contractor or subcontractor to civil or criminal prosecution under section 1001 of title 18 and section 231 of title 31 of the United States Code.

(iii) The contractor or subcontractor shall make the records required under paragraph (a)(3)(i) of this section available for inspection, copying, or transcription by authorized representatives of DOE or the Department of Labor, and shall permit such representatives to interview employees during working hours on the job. If the contractor or subcontractor fails to submit the required records or to make them available, the Federal agency may, after written notice to the contractor, sponsor, applicant, or owner, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds. Furthermore, failure to submit the required records upon request or to make such records available may be grounds for debarment action pursuant to 29 CFR 5.12.

(4) Apprentices and trainees

(i) Apprentices. Apprentices will be permitted to work at less than the predetermined rate for the work they performed when they are employed pursuant to and individually registered in a bona fide apprenticeship program registered with the U.S. Department of Labor, Employment and Training Administration, Office of Apprenticeship Training, Employer and Labor Services, or with a State Apprenticeship Agency recognized by the Office, or if a person is employed in his or her first 90 days of probationary employment as an apprentice in such an apprenticeship program, who is not individually registered in the program, but who has been certified by the Office of Apprenticeship Training, Employer and Labor Services or a State Apprenticeship Agency (where appropriate) to be eligible for probationary employment as an apprentice. The allowable ratio of apprentices to journeymen on the job site in any craft classification shall not be greater than the ratio permitted to the contractor as to the entire work force under the registered program. Any worker listed on a payroll at an apprentice wage rate, who is not registered or otherwise employed as stated above, shall be paid not less than the applicable wage rate on the wage determination for the classification of work actually performed. In addition, any apprentice performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the work actually performed. Where a contractor is performing construction on a project in a locality other than that in which its program is registered, the ratios and wage rates (expressed in percentages of the journeyman's hourly rate) specified in the contractor's or subcontractor's registered program shall be observed. Every apprentice must be paid at not less than the rate specified in the registered program for the apprentice's level of progress, expressed as a percentage of the journeymen hourly rate specified in the applicable wage determination. Apprentices shall be paid fringe benefits in accordance with the provisions of the apprenticeship program. If the apprenticeship program does not specify fringe benefits, apprentices must be paid the full amount of fringe benefits listed on the wage determination for the applicable classification. If the Administrator determines that a different practice prevails for the applicable apprentice classification, fringes shall be paid in accordance with that determination. In the event the Office of Apprenticeship Training, Employer and Labor Services, or a State Apprenticeship Agency recognized by the Office, withdraws approval of an apprenticeship program, the contractor will no longer be permitted to utilize apprentices at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

(ii) Trainees. Except as provided in 29 CFR 5.16, trainees will not be permitted to work at less than the predetermined rate for the work performed unless they are employed pursuant to and individually registered in a program which has received prior approval, evidenced by formal certification by the U.S. Department of Labor, Employment and Training Administration. The ratio of trainees to journeymen on the job site shall not be greater than permitted under the plan approved by the Employment and Training Administration. Every trainee must be paid at not less than the rate specified in the approved program for the trainee's level of progress, expressed as a percentage of the journeyman hourly rate specified in the applicable wage determination. Trainees shall be paid fringe benefits in accordance with the provisions of the trainee program. If the trainee program does not mention fringe benefits, trainees shall be paid the full amount of fringe benefits listed on the wage determination unless the Administrator of the Wage and Hour Division determines that there is an apprenticeship program associated with the corresponding journeyman wage rate on the wage determination which provides for less than full fringe benefits for apprentices. Any employee listed on the payroll at a trainee rate who is not registered and participating in a training plan approved by the Employment and Training Administration shall be paid not less than the applicable wage rate on the wage determination for the classification of work actually performed. In addition, any trainee performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the work actually performed. In the event the Employment and Training Administration withdraws approval of a training program, the contractor will no longer be permitted to utilize trainees at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

(iii) Equal employment opportunity. The utilization of apprentices, trainees and journeymen under this part shall be in conformity with the equal employment opportunity requirements of Executive Order 11246, as amended, and 29 CFR part 30.

(5) Compliance with Copeland Act requirements.

The contractor shall comply with the requirements of 29 CFR part 3, which are incorporated by reference in this contract.

(6) Subcontracts.

The contractor or subcontractor shall insert in any subcontracts the clauses contained in 29 CFR 5.5(a)(1) through (10) and such other clauses as DOE may by appropriate instructions require, and also a clause requiring the subcontractors to include these clauses in any lower tier subcontracts. The prime contractor shall be responsible for the compliance by any subcontractor or lower tier subcontractor with all the contract clauses in 29 CFR 5.5.

(7) Contract termination: debarment.

A breach of the contract clauses in 29 CFR 5.5 may be grounds for termination of the contract, and for debarment as a contractor and a subcontractor as provided in 29 CFR 5.12.

(8) Compliance with Davis-Bacon and Related Act requirements.

All rulings and interpretations of the Davis-Bacon and Related Acts contained in 29 CFR parts 1, 3, and 5 are herein incorporated by reference in this contract.

(9) Disputes concerning labor standards.

Disputes arising out of the labor standards provisions of this contract shall not be subject to the general disputes clause of this contract. Such disputes shall be resolved in accordance with the procedures of the Department of Labor set forth in 29 CFR parts 5, 6, and 7. Disputes within the meaning of this clause include disputes between the contractor (or any of its subcontractors) and the contracting agency, the U.S. Department of Labor, or the employees or their representatives.

(10) Certification of eligibility.

(i) By entering into this contract, the contractor certifies that neither it (nor he or she) nor any person or firm who has an interest in the contractor's firm is a person or firm ineligible to be awarded Government contracts by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

(ii) No part of this contract shall be subcontracted to any person or firm ineligible for award of a Government contract by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

(iii) The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001.”

Appendix 1(d)
DBRA Compliance Outline for CLA Contractors

Davis-Bacon and Related Acts Compliance
For Contractors Subject to The CLA

An Outline of What Your Organization Must Do to Meet Its Responsibilities

1.	Contract Requirements

1.1	The Contract that you entered into to perform work on the Vogtle Units 3 & 4 Project (“Project”) located in Burke County, Georgia requires that you comply with each of the following Federal statutes:

1.1.1	The Davis-Bacon Act (DBA), 40 U.S.C. § 3141 et seq., as implemented through Sec. 1702(k) of the Energy Policy Act of 2005;

1.1.1.1
The DBA requires payment of locally prevailing wages and fringe benefits, as defined in the applicable wage determination, to laborers and mechanics employed for construction, alteration, or repair (including painting and decorating) on this Project.

1.1.2	The Copeland “Anti-Kickback” Act, 40 U.S.C. § 3145 and 18 U.S.C. § 874;

1.1.2.1.	The Anti-Kickback Act prohibits the “kickbacks” of wages and back wages and requires contractors to submit a weekly Statement of Compliance.

1.1.3	Together, these Federal Statutes are known as the Davis-Bacon and Related Acts (DBRA).

1.2	This document will outline your compliance obligations under each of these Acts, but you remain responsible for reading, reviewing, and understanding each of the Acts.

1.3	This document will not address any obligations under the Fair Labor Standards Act (FLSA) or any applicable state laws. You remain responsible for your compliance with any other applicable laws.

2.	Subcontract Provisions

2.1.	The provisions of 29 C.F.R. § 5.5 and the Wage Determinations must be included any subcontract that you enter into.

2.1.1.	These provisions are attached as an Exhibit to your Contract.

2.2.	You are responsible for ensuring that any subcontractor that you hire to perform work covered by the DBA complies with the DBRA and all of the provisions contained in this document.

3.	Workers Covered

3.1.	Laborers and Mechanics

3.1.1.	The DBA applies to “laborers and mechanics.”

3.1.2.
The term “laborer and mechanic” includes those workers whose duties are manual or physical in nature (including those workers who use tools or who are performing the work of a trade), as distinguished from mental or managerial duties.

3.1.2.1.	This term includes:

3.1.2.1.1.	Apprentices;

3.1.2.1.2.	Trainees;

3.1.2.1.3.	Helpers;

3.1.2.1.4.	Non-exempt working foremen who devote more than 20 percent of their time during a workweek to mechanic or laborer duties;

3.1.2.2.	This terms does NOT include:

3.1.2.2.1.	Workers whose duties are primarily administrative, executive, or clerical, rather than manual;

3.1.2.2.2.	Timekeepers, inspectors, architects, or engineers;

3.1.2.2.3.	Persons employed in a bona fide executive, administrative, or professional capacity.

3.1.3.
Under the DBA, the concept of “laborers and mechanics” as “independent contractors” does not exist, except as set forth in Section 3.3.3, which addresses Bona-fide owner-operators of trucks. This includes owner-operators of construction equipment such as backhoes, bulldozers, and cranes. All such persons must receive DBA wages and fringe benefits.

3.2.	Site of the Work

3.2.1.	The DBA applies to laborers and mechanics employed “directly upon the site of the work.”

3.2.2.
“Site of the work” is the physical place or places where the building or work called for in the contract will remain, and any other site where a significant portion of the building or work is constructed, provided that such site is established specifically for the performance of the contract or project.

3.2.2.1.
Batch plants, borrow pits, job headquarters, tool yards, etc., are part of the “site”, provided they are dedicated exclusively, or nearly so, to the contract or project, and are adjacent or virtually adjacent to the site of the work.

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3.2.2.2.
Not included in the “site of work” are permanent home offices, branch plant establishments, fabrication plants, tool yards, etc., of a contractor or subcontractor whose location and continuance in operation are determined wholly without regard to a particular federal or federally assisted project.

3.2.3.
On this Project, the site of work includes, but is not limited to: the entire Vogtle Units 3 & 4 site and all related components, parts, and areas; the reactors; the turbines; the generator; the control room; any offices; any maintenance sheds; the concrete batch plant; the transmission lines; etc.

3.2.4.	The DBA applies to all laborers and mechanics employed by a contractor or subcontractor on the site of the work.

3.3.	Truck Drivers

3.3.1.	Truck drivers are covered by the DBA in the following circumstances:

3.3.1.1.	Drivers of a contractor or subcontractor for time spent working on the site of the work;

3.3.1.2.	Drivers of a contractor or subcontractor for time spent loading and/or unloading materials and supplies on the site of the work, if such time is not de minimis;

3.3.1.3.	Truck drivers transporting materials or supplies between a facility that is deemed part of the site of the work and the actual construction site;

3.3.1.4.
Truck drivers transporting portion(s) of the building or work between a site established specifically for the performance of the contract or project where a significant portion of such building or work is constructed and the physical place(s) where the building or work called for in the contract(s) will remain.

3.3.2.	Truck drivers are NOT covered in the following instances:

3.3.2.1.	Material delivery truck drivers while off “the site of the work”;

3.3.2.2.	Drivers of a contractor or subcontractor traveling between a Davis-Bacon job and a commercial supply facility while they are off the “site of the work”;

3.3.2.3.	Truck drivers whose time spent on the site of the work is de minimis, such as only a few minutes at a time merely to pick up or drop off materials or supplies.

3.3.3.
Bona-fide owner-operators of trucks are also not covered by the DBA. An owner-operator of a truck is a person who owns and drives his own truck. On your Certified Payrolls, include the names of any owner-operators and put the notation “owner-operator” instead of filling in the hours worked or the rates paid.

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3.3.3.1.	Note: This owner-operator exception does NOT apply to owner-operators of other equipment such as bulldozers, cranes, etc. See Section 3.1.4.

3.4.	Materialmen

3.4.1.	Workers who manufacture or furnish materials, supplies, or equipment generally are NOT covered by the DBA.

3.4.2.	The delivery of such materials, supplies, or equipment to the site of work also generally is NOT covered by the DBA.

3.4.3.
However, if an employee of a manufacturer or a material supplier performs more than an incidental amount of construction work in any workweek at the site of work, then that employee will be covered by the DBA for that workweek.

3.4.3.1.	Construction work includes adjustments to and installation of the materials, supplies, or equipment at the site of work.

3.4.3.2.	More than an incidental amount of construction work means more than 20% of the worker’s time during that workweek.

3.4.3.2.1.
Therefore, if an employee of a manufacturer or a material supplier spends more than 8 hours in any given week installing, altering, or repairing materials, supplies, or equipment at the site of work, then that employee is covered by the DBA for that week and must be paid DBA wages and fringe benefits.

3.4.4.
You are responsible for ensuring that any manufacturer or material supplier from whom you purchase materials, supplies, or equipment who performs more than an incidental amount of construction work in any workweek at the site of work, complies with the DBRA and all of the provisions contained in this document.

3.5.	Apprentices / Trainees

3.5.1.
Apprentices are those persons employed and individually registered in a bona fide apprenticeship program registered with the U.S. Department of Labor, Employment and Training Administration (ETA), Office of Apprenticeship (OA), or with a state apprenticeship agency recognized by ETA.

3.5.2.
Trainees are persons registered and receiving on-the-job training in a construction occupation under a program approved in advance by the U.S. Department of Labor, Employment and Training Administration, as meeting its standards for on-the-job training programs and which has been so certified by that administration.

3.5.3.	Apprentices and trainees are laborers and mechanics but are not listed on a wage determination.

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3.5.4.
Apprentices and trainees may be used on this Project and paid less than the specified rate for the work performed if the apprentice or trainee is individually registered in an approved apprenticeship or training program.

3.5.5.
The apprentices/trainees must be paid the percentage (%) of the basic hourly rate required or fringe benefits specified in the approved apprenticeship program and in accordance with their level of progression.

3.5.6.	The contractor is limited in the number of apprentices/trainees permitted on the job site based on the allowable ratio of apprentices/ trainees to journeymen specified in the approved program.

3.6.	Helpers

3.6.1.	A distinct classification of “helper” will be issued in DBA wage determinations only where all of the following conditions are met:

3.6.1.1.	The duties of the helper are clearly defined and distinct from those of any other classification on the wage determination;

3.6.1.2.	The use of such helpers is an established prevailing practice in the area; and

3.6.1.3.	The helper is not employed as a trainee in an informal training program.

3.6.2.
Helpers may be employed on a DBA/DBRA covered construction project only if the helper classification is listed in the Davis-Bacon wage determination in the contract or the classification is added with approval by DOL. Helper classes are issued or approved only where they are within the scope of the definition stated above.

3.7.	Exemptions and Exclusions

3.7.1.
Certain workers employed by contractors or subcontractors may be exempt or excluded from the DBA. You are responsible for determining if any such exemptions or exclusions apply for your own workers and those employed by your subcontractors. Any questions about DBA applicability should be directed to the SCS DBA Compliance Liaison.

3.7.2.	To reiterate, some of the applicable exemptions and exclusions include:

3.7.2.1.	Workers whose duties are primarily administrative, executive, or clerical, rather than manual;

3.7.2.2.	Timekeepers, inspectors, architects, or engineers;

3.7.2.3.	Persons employed in a bona fide executive, administrative, or professional capacity;

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3.7.2.4.	Workers who are not employed at the “site of work.”

4.	Job Classifications

4.1.	Determining the Applicable Job Classification

4.1.1.	Once you have determined that an employee is a “laborer or mechanic” who is employed “directly upon the site of the work,” you must determine that employee’s job classification.

4.1.2.	A list of the job classifications currently applicable to this Project is contained in the Wage Determination.

4.1.2.1.	The Wage Determination is attached as an Exhibit to your Contract.

4.1.2.2.	The Wage Determinations are for three categories of construction: building, heavy, and highway.

4.1.2.2.1.	The Building Wage Determination should be used for any construction involving an enclosed structure with walk-in access for the purpose of housing persons, machinery, equipment, or supplies.

4.1.2.2.2.	The Heavy Construction Wage Determination should be used for everything else.

4.1.2.2.3.
It is not anticipated that the Highway Construction Wage Determination will be utilized. However, should road construction become necessary, the Highway Construction Wage Determination is available for use.

4.1.2.2.4.	You may use job classifications from more than one Wage Determination where appropriate.

4.1.3.
If the laborer or mechanic’s job is covered by the Nuclear Power Construction Labor Agreement (CLA), you should refer to the scope of work sections in the various craft agreements to determine the applicable CLA craft.

4.1.3.1.	You should then refer to the Craft-to-DBA Job Classification Matrix and select the job classification on the Wage Determination that corresponds to the CLA craft.

4.1.4.
If a laborer or mechanic’s job is not covered by the CLA, then you should select the job classification from the Wage Determination that best describes the duties that the laborer or mechanic performs.

4.1.4.1.
The duties which an employee actually performs govern the classification and the rate of pay to which the employee is entitled under the applicable wage determination, as in accordance with area practice.

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4.1.4.2.	To fall within a particular job classification, an employee need not perform all of the duties listed. It is sufficient that the duties performed are within the scope of the listed classification.

4.1.4.3.	Note: Some employees may perform work in more than one job classification. You will need to record the time spent in each job classification and allocate the time accordingly.

4.1.4.4.	If you are still not certain which job classification one or more of your employees fits into, please contact the SCS DBA Compliance Specialist for assistance.

4.2.	Additional Classifications

4.2.1.
If you have one or more employees who will be performing unique or specialized work that cannot be properly classified in any of the job classifications in the Wage Determination, then please contact the SCS DBA Compliance Specialist for assistance.

4.2.2.
At the time you contact the SCS DBA Compliance Specialist, you will need to submit, in writing, a detailed description of the work to be performed along with a proposed wage rate, including fringe benefits.

4.2.3.
The SCS DBA Compliance Specialist will work with the Southern Company Services Employee Relations/General Counsel organization, which will decide whether or not to submit a request for an additional classification to the DOL

4.2.4.	Any additional classification submitted to the DOL will only be approved if:

4.2.4.1.	The work to be performed by the classification requested is not performed by a classification in the wage determination; and

4.2.4.2.	The classification is utilized in the area by the construction industry; and

4.2.4.3.	The proposed wage rate, including any bona fide fringe benefits, bears a reasonable relationship to the wage rates contained in the wage determination.

5.	Wages

5.1.	Wage Determination

5.1.1.	The DBA requires payment of locally prevailing wages and fringe benefits to laborers and mechanics.

5.1.2.	The locally prevailing wages and fringe benefits are set forth in the Wage Determination.

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5.1.2.1.
After you identify the applicable job classification for each employee, you must pay at least the minimum wage rate and the fringe benefits associated with each employee’s job classification on the Wage Determination.

5.1.2.2.
If the employee works in more than one job classification, you must record the time spent in each job classification and allocate the time accordingly. You must pay the employee at least the minimum wage rate and fringe benefits associated with each job classification.

5.1.3.	Prevailing Wages include:

5.1.2.1.	The basic hourly rate;

5.1.2.2.	Contractor contributions irrevocably made to a trustee or third party pursuant to a bona fide fringe benefit fund, plan, or program; and

5.1.2.3.	The rate of costs the contractor reasonably anticipates in providing bona fide fringe benefits where certain conditions are met.

5.1.4.	You must pay your employees weekly.

5.2.	Fringe Benefits

5.2.1.	You can satisfy your obligation to pay fringe benefits by:

5.2.1.1.	paying the basic hourly rate and fringe benefits in cash;

5.2.1.2.	contributing payments to a bona fide plan; or

5.2.1.3.	any combination of the two.

5.2.1.3.1.
This means that if the wage rate is $10.00 with $1.00 in fringe benefits, you can pay $11.00 in cash, pay $10.00 in cash and provide $1.00 in fringe benefits, or pay $9.00 in cash and provide $2.00 in fringe benefits.

5.2.2.	Fringe benefits must be paid weekly for all hours worked - both straight time and overtime hours.

5.2.2.1.	However, the amount of fringe benefits may be excluded from the calculation of the overtime rate under the Fair Labor Standards Act (“FLSA”).

5.2.2.2.	For example, if a wage rate is $10.00 per hour plus $1.00 in fringe benefits, the overtime rate would be $16.00 ($10.00 * 1.5 = $15.00 + $1.00 fringe).

5.2.3.	Fringe benefits include:

5.2.3.1.	Life insurance;

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5.2.3.2.	Health insurance;

5.2.3.3.	Pension;

5.2.3.4.	Vacation;

5.2.3.5.	Holiday;

5.2.3.6.	Sick Leave.

5.2.4.	Fringe benefits do NOT include:

5.2.4.1.	the use of a truck;

5.2.4.2.	a Thanksgiving turkey;

5.2.4.3.	a Christmas bonus;

5.2.4.4.	any benefit required by federal, state, or local law, such as:

5.2.4.4.1.	workers compensation;

5.2.4.4.2.	unemployment compensation;

5.2.4.4.3.	social security contributions.

5.2.5.	You may take credit for bona fide fringe benefit fund contributions made to third party trustees or insurers that:

5.2.5.1.	are irrevocably paid; and

5.2.5.2.	are made regularly, not less often than quarterly.

5.2.5.2.1.	Examples include paying monthly health insurance premiums or quarterly contributions to a retirement plan trust.

5.2.5.2.2.	A pension plan that meets the Employment Retirement Income Security Act (ERISA) requirements may be considered “bona fide” for DBA/DBRA purposes.

5.2.6.	An unfunded fringe benefit plan is a plan where the benefits will be paid from the general assets of the contractor and include: holiday plans, vacation plans, and sick pay plans.

5.2.6.1.	No type of fringe benefit is eligible for consideration as an unfunded plan unless it meets the following criteria:

5.2.6.1.1.	It can be reasonably anticipated to provide benefits described in the Davis-Bacon Act;

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5.2.6.1.2.	It represents a commitment that can be legally enforced;

5.2.6.1.3.	It is carried out under a financially responsible plan or program; and

5.2.6.1.4.	The plan or program has been communicated in writing to the laborers and mechanics affected.

5.2.6.1.5.	The contractor has requested written permission from DOL pursuant to 29 CFR 5.5(a)(1)(iv) to seek credit for such costs under DBRA.

5.2.7.
For a benefit that the contractor pays annually (such as some health insurance, pension plans, etc.), you determine the hourly rate of contribution that is creditable towards the DBA fringe benefit requirement by:

5.2.7.1.	dividing the total annual contributions by the total annual hours worked (both DBA and non-DBA work); then

5.2.7.2.	allocate the fringe benefit credits so that DBA work is not being used to fund benefits on private (non-DBA) work.

5.3.	Overtime

5.3.1.	The FLSA requires the payment of time and one-half the basic rate of pay for all hours worked in excess of 40 hours in a week.

5.3.2.	The basic rate of pay under DBA and the FLSA is the straight time hourly rate and can not be less than the basic hourly rate required in an applicable wage determination.

5.3.2.1.	The amount of fringe benefits paid are excluded in computing overtime obligations.

5.3.3.
If an employee works in more than one job classification with different basic rates of pay, the overtime pay may be computed based on the weekly average rate (or “regular rate”) - the total straight time pay for work (at all such rates) during the week, divided by the total number of hours worked at all jobs worked in the workweek.

5.3.3.1.
For example, if the employee worked 30 hours during a week in a job where the wage rate is $10.00 per hour plus $3.00 in fringe benefits, and 18 hours during a week in a job where the wage rate is $12.00 per hour plus $2.50 in fringe benefits, the regular rate used to calculate overtime is:

5.3.3.1.1.	Step 1: Determine the straight time wages due - excluding fringe benefits

30 hours at the rate of $10.00	= $300.00
18 hours at the rate of $12.00	= $216.00
Total straight time wages	= $516.00

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5.3.3.1.2.	Step 2: Calculate the “regular rate”
($516.00 / 48 hours worked) = $10.75 “regular rate”

5.3.3.1.3	Step 3: Compute the overtime premium due
½($10.75) x 8 overtime hours worked = $43.00

6.	Certified Payrolls

6.1.	Submitting Weekly Certified Payrolls

6.1.1.	You must electronically complete, sign, and submit a certified payroll each week through eMars, a web-based service that allows users to submit certified payrolls pursuant to DBRA.

6.1.2.	You must submit the certified payroll through eMars within seven days after the pay day for the weekly pay period.

6.1.3.	Detailed instructions concerning the preparation of the payroll:

6.1.3.1.	Name of Contractor or Subcontractor: Fill in your firm's name and check appropriate box.

6.1.3.2.	Address: Fill in your firm's address.

6.1.3.3.	Payroll No.: Beginning with the number "1", list the payroll number for the submission.

6.1.3.4.	For Week Ending: List the workweek ending date.

6.1.3.5.	Project and Location: List the name of the project and the location.

6.1.3.6.	Project or Contract No.: Fill in the number for the project or contract.

6.1.3.7.	Name and Individual Identifying Number of Worker: Enter each worker's full name and the last four digits of worker's social security number on each weekly payroll submitted.

6.1.3.7.1.	Do NOT list the worker’s entire social security number.

6.1.3.8.	Work Classifications: List the job classification from the Wage Determination that is descriptive of work actually performed by each laborer or mechanic.

6.1.3.8.1.
If an individual worked in more than one job classification in that workweek, use separate entries (e.g., two lines) for each job classification to show an accurate breakdown of hours worked in each job.

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6.1.3.9.	Day and Date; Hours Worked Each Day: List the day (Sunday, Monday, etc.) and date at the top. Then list the amount of straight time (“S”) and overtime (“O”) hours worked in the applicable boxes.

6.1.3.9.1.	Enter all hours worked in excess of 40 hours a week as "overtime".

6.1.3.10.	Total Hours: Fill in the total number of hours worked that week.

6.1.3.11.
Rate of Pay: In the "straight time" box for each worker, list the actual hourly rate paid for straight time worked, plus cash paid in lieu of fringe benefits paid. When recording the straight time hourly rate, any cash paid in lieu of fringe benefits may be shown separately from the basic rate. For example, "$12.25/.40" would reflect a $12.25 base hourly rate plus $0.40 for fringe benefits. This is of assistance in correctly computing overtime. See "Fringe Benefits" below. When overtime is worked, show the overtime hourly rate paid plus any cash in lieu of fringe benefits paid in the "overtime" box for each worker; otherwise, you may skip this box. See "Fringe Benefits" below. Payment of not less than time and one-half the basic or regular rate paid is required for overtime. In addition to paying no less than the predetermined rate for the classification which an individual works, the contractor must pay amounts predetermined as fringe benefits in the wage decision made part of the contract to approved fringe benefit plans, funds or programs or shall pay as cash in lieu of fringe benefits. See "FRINGE BENEFITS" below.

6.1.3.12.
Gross Amount Earned: Enter gross amount earned this week on this project. If part of a worker's weekly wage was earned on projects other than the project described on this payroll, enter in column 7 first the amount earned on the Federal or Federally assisted project and then the gross amount earned during the week on all projects, thus "$163.00/$420.00" would reflect the earnings of a worker who earned $163.00 on a Federally assisted construction project during a week in which $420.00 was earned on all work.

6.1.3.13.
Deductions: Columns are provided for showing deductions made. If more deductions than columns provided are involved, use the available columns and show the balance of deductions under "Other" column; show actual total under "Total Deductions" column; and in the attachment to the payroll describe the deduction(s) contained in the "Other" column. All deductions must be in accordance with the provisions of the Copeland Act Regulations, 29 C.F.R., Part 3. If an individual worked on other jobs in addition to this project, show actual deductions from his/her weekly gross wage, and indicate that deductions are based on his gross wages.

6.1.3.14.	Net Wages Paid for Week: Fill in the amount of net wages paid to the worker (this must match the amount on the worker’s paycheck).

6.1.3.15.	Certification: The Certification is located on page 2 of the Form. Someone with knowledge that the facts represented are true should sign this

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statement. While the "statement of compliance" need not be notarized, the statement is subject to the penalties provided by 18 U.S.C. § 1001, namely, a fine, possible imprisonment of not more than 5 years, or both.

6.1.3.16.
Items 1 and 2: Space has been provided between items (1) and (2) of the statement for describing any deductions made. If all deductions made are adequately described in the "Deductions" column above, state "See Deductions column in this payroll." See "FRINGE BENEFITS" below for instructions concerning filling out paragraph 4 of the statement.

6.1.3.17.
Item 4(a) - WHERE FRINGE BENEFITS ARE PAID TO APPROVED PLANS, FUNDS, OR PROGRAMS: If paying all fringe benefits to approved plans, funds, or programs in amounts not less than were determined in the applicable wage decision of the Secretary of Labor, show the basic cash hourly rate and overtime rate paid to each worker on the face of the payroll and check paragraph 4(a) of the statement on page 2 of the WH-347 payroll form to indicate the payment. Note any exceptions in section 4(c).

6.1.3.18.
Item 4(b) - WHERE FRINGE BENEFITS ARE PAID IN CASH: If not paying all fringe benefits to approved plans, funds, or programs in amounts of at least those that were determined in the applicable wage decision of the Secretary of Labor, pay any remaining fringe benefit amount to each laborer and mechanic and insert in the "straight time" of the "Rate of Pay" column of the payroll an amount not less than the predetermined rate for each classification plus the amount of fringe benefits determined for each classification in the applicable wage decision. Inasmuch as it is not necessary to pay time and a half on cash paid in lieu of fringe benefits, the overtime rate shall be not less than the sum of the basic predetermined rate, plus the half time premium on basic or regular rate, plus the required cash in lieu of fringe benefits at the straight time rate. In addition, check paragraph 4(b) of the statement on page 2 of the payroll form to indicate the payment of fringe benefits in cash directly to the workers. Note any exceptions in section 4(c).

6.1.3.19.
Item 4(c) - Exceptions: Any contractor who is making payment to approved plans, funds, or programs in amounts less than the wage determination requires is obliged to pay the deficiency directly to the covered worker as cash in lieu of fringe benefits. Enter any exceptions to section 4(a) or 4(b) in section 4(c). Enter in the Exception column the craft, and enter in the Explanation column the hourly amount paid each worker as cash in lieu of fringe benefits and the hourly amount paid to plans, funds, or programs as fringe benefits. The contractor must pay an amount not less than the predetermined rate plus cash in lieu of fringe benefits as shown in section 4(c) to each such individual for all hours worked (unless otherwise provided by applicable wage determination) on the Federal or Federally assisted project. Enter the rate paid and amount of cash paid in lieu of fringe benefits per hour in column 6 on the payroll. See paragraph on "Contractors where fringe benefits are paid in cash" for computation of overtime rate.

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6.2.	Errors

6.2.1.	If, after you have submitted a Certified Payroll through eMars, you receive an error message, you will need to correct the error.

6.2.1.1.	You will need to submit a revised Certified Payroll through eMars.

6.2.1.2.	You will also need to pay all employees the full amount of back wages that they are due.

6.2.1.2.1.	You must keep all documentation of any supplemental payment.

6.2.1.2.2.	You must submit a revised Certified Payroll through eMars and keep a copy of the documentation of any payment.

7.	Record Keeping Requirements

7.1.	You must keep payroll and basic records for all laborers and mechanics for three years after completion of the Project.

7.2.	Records that must be maintained include:

7.2.1.	Full Name, address, and complete Social Security number of each employee;

7.2.2.	Each employee’s job classification(s);

7.2.3.	Hourly rates of pay;

7.2.4.	Amount of fringe benefits - either the amounts of contributions to benefit plan or the cash equivalent;

7.2.5.	Daily and weekly number of hours worked;

7.2.6.	Deductions made;

7.2.7.	Actual wages paid (copies of check stubs);

7.2.8.	If applicable, detailed information regarding various fringe benefit programs, including records that show that the program has been communicated in writing to the laborers and mechanics;

7.2.9.	If applicable, detailed information regarding approved apprentice and training programs.

7.3.	Keep a copy of each Certified Payroll submitted.

8.	Posting Requirements

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8.1.	You must post the following posters at the site of the work, in a location where it may be easily seen by your employees:

8.1.1.	WH-1321 “Employee Rights Under the Davis-Bacon Act”;

8.1.2.	the Wage Determination;

8.1.3.	NLRB Rights poster;

8.1.4.	Federal “5 in 1” poster (EEO, FLSA, OSHA, USERRA, and polygraph);

8.1.5.	Georgia Workers’ Compensation poster;

8.1.6.	Internal worker concerns process memorandum.

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Appendix 1(e)
DBRA Compliance Outline for Non-CLA Contractors

Davis-Bacon and Related Acts Compliance

An Outline of What Your Organization Must Do to Meet Its Responsibilities

1.	Contract Requirements

1.1.	The Contract that you entered into to perform work on the Vogtle Units 3 & 4 Project (“Project”) located in Burke County, Georgia requires that you comply with each of the following Federal statutes:

1.1.1.	The Davis-Bacon Act (DBA), 40 U.S.C. § 3141 et seq., as implemented through Sec. 1702(k) of the Energy Policy Act of 2005;

1.1.1.1.
The DBA requires payment of locally prevailing wages and fringe benefits, as defined in the applicable wage determination, to laborers and mechanics employed for construction, alteration, or repair (including painting and decorating) on this Project.

1.1.2.	The Copeland “Anti-Kickback” Act, 40 U.S.C. § 3145 and 18 U.S.C. § 874;

1.1.2.1.	The Anti-Kickback Act prohibits the “kickbacks” of wages and back wages and requires contractors to submit a weekly Statement of Compliance.

1.1.3.	Together, these Federal Statutes are known as the Davis-Bacon and Related Acts (DBRA).

1.2.	This document will outline your compliance obligations under each of these Acts, but you remain responsible for reading, reviewing, and understanding each of the Acts.

1.3.	This document will not address any obligations under the Fair Labor Standards Act (FLSA) or any applicable state laws. You remain responsible for your compliance with any other applicable laws.

2.	Subcontract Provisions

2.1.	The provisions of 29 C.F.R. § 5.5 and the Wage Determinations must be included any subcontract that you enter into.

2.1.1.	These provisions are attached as an Exhibit to your Contract.

2.2.	You are responsible for ensuring that any subcontractor that you hire to perform work covered by the DBA complies with the DBRA and all of the provisions contained in this document.

3.	Workers Covered

3.1.	Laborers and Mechanics

3.1.1.	The DBA applies to “laborers and mechanics.”

3.1.2.
The term “laborer and mechanic” includes those workers whose duties are manual or physical in nature (including those workers who use tools or who are performing the work of a trade), as distinguished from mental or managerial duties.

3.1.2.1.	This term includes:

3.1.2.1.1.	Apprentices;

3.1.2.1.2.	Trainees;

3.1.2.1.3.	Helpers;

3.1.2.1.4.	Non-exempt working foremen who devote more than 20 percent of their time during a workweek to mechanic or laborer duties;

3.1.2.2.	This terms does NOT include:

3.1.2.2.1.	Workers whose duties are primarily administrative, executive, or clerical, rather than manual;

3.1.2.2.2.	Timekeepers, inspectors, architects, or engineers;

3.1.2.2.3.	Persons employed in a bona fide executive, administrative, or professional capacity.

3.1.3.
Under the DBA, the concept of “laborers and mechanics” as “independent contractors” does not exist, except as set forth in Section 3.3.3, which addresses Bona-fide owner-operators of trucks. This includes owner-operators of construction equipment such as backhoes, bulldozers, and cranes. All such persons must receive DBA wages and fringe benefits.

3.2.	Site of the Work

3.2.1.	The DBA applies to laborers and mechanics employed “directly upon the site of the work.”

3.2.2.
“Site of the work” is the physical place or places where the building or work called for in the contract will remain, and any other site where a significant portion of the building or work is constructed, provided that such site is established specifically for the performance of the contract or project.

3.2.2.1.
Batch plants, borrow pits, job headquarters, tool yards, etc., are part of the “site”, provided they are dedicated exclusively, or nearly so, to the contract or project, and are adjacent or virtually adjacent to the site of the work.

3.2.2.2.
Not included in the “site of work” are permanent home offices, branch plant establishments, fabrication plants, tool yards, etc., of a contractor or subcontractor whose location and continuance in operation are determined wholly without regard to a particular federal or federally assisted project.

3.2.3.
On this Project, the site of work includes, but is not limited to: the entire Vogtle Units 3 & 4 site and all related components, parts, and areas; the reactors; the turbines; the generator; the control room; any offices; any maintenance sheds; the concrete batch plant; the transmission lines; etc.

3.2.4.	The DBA applies to all laborers and mechanics employed by a contractor or subcontractor on the site of the work.

3.3.	Truck Drivers

3.3.1.	Truck drivers are covered by the DBA in the following circumstances:

3.3.1.1.	Drivers of a contractor or subcontractor for time spent working on the site of the work;

3.3.1.2.	Drivers of a contractor or subcontractor for time spent loading and/or unloading materials and supplies on the site of the work, if such time is not de minimis;

3.3.1.3.	Truck drivers transporting materials or supplies between a facility that is deemed part of the site of the work and the actual construction site;

3.3.1.4.
Truck drivers transporting portion(s) of the building or work between a site established specifically for the performance of the contract or project where a significant portion of such building or work is constructed and the physical place(s) where the building or work called for in the contract(s) will remain.

3.3.2.	Truck drivers are NOT covered in the following instances:

3.3.2.1.	Material delivery truck drivers while off “the site of the work”;

3.3.2.2.	Drivers of a contractor or subcontractor traveling between a Davis-Bacon job and a commercial supply facility while they are off the “site of the work”;

3.3.2.3.	Truck drivers whose time spent on the site of the work is de minimis, such as only a few minutes at a time merely to pick up or drop off materials or supplies.

3.3.3.
Bona-fide owner-operators of trucks are also not covered by the DBA. An owner-operator of a truck is a person who owns and drives his own truck. On your Certified Payrolls, include the names of any owner-operators and put the notation “owner-operator” instead of filling in the hours worked or the rates paid.

3.3.3.1.	Note: This owner-operator exception does NOT apply to owner-operators of other equipment such as bulldozers, cranes, etc. See Section 3.1.4.

3.4.	Materialmen

3.4.1.	Workers who manufacture or furnish materials, supplies, or equipment generally are NOT covered by the DBA.

3.4.2.	The delivery of such materials, supplies, or equipment to the site of work also generally is NOT covered by the DBA.

3.4.3.
However, if an employee of a manufacturer or a material supplier performs more than an incidental amount of construction work in any workweek at the site of work, then that employee will be covered by the DBA for that workweek.

3.4.3.1.	Construction work includes adjustments to and installation of the materials, supplies, or equipment at the site of work.

3.4.3.2.	More than an incidental amount of construction work means more than 20% of the worker’s time during that workweek.

3.4.3.2.1.
Therefore, if an employee of a manufacturer or a material supplier spends more than 8 hours in any given week installing, altering, or repairing materials, supplies, or equipment at the site of work, then that employee is covered by the DBA for that week and must be paid DBA wages and fringe benefits.

3.4.4.
You are responsible for ensuring that any manufacturer or material supplier from whom you purchase materials, supplies, or equipment who performs more than an incidental amount of construction work in any workweek at the site of work, complies with the DBRA and all of the provisions contained in this document.

3.5.	Apprentices / Trainees

3.5.1.
Apprentices are those persons employed and individually registered in a bona fide apprenticeship program registered with the U.S. Department of Labor, Employment and Training Administration (ETA), Office of Apprenticeship (OA), or with a state apprenticeship agency recognized by ETA.

3.5.2.
Trainees are persons registered and receiving on-the-job training in a construction occupation under a program approved in advance by the U.S. Department of Labor, Employment and Training Administration, as meeting its standards for on-the-job training programs and which has been so certified by that administration.

3.5.3.	Apprentices and trainees are laborers and mechanics but are not listed on a wage determination.

3.5.4.
Apprentices and trainees may be used on this Project and paid less than the specified rate for the work performed if the apprentice or trainee is individually registered in an approved apprenticeship or training program.

3.5.5.
The apprentices/trainees must be paid the percentage (%) of the basic hourly rate required or fringe benefits specified in the approved apprenticeship program and in accordance with their level of progression.

3.5.6.	The contractor is limited in the number of apprentices/trainees permitted on the job site based on the allowable ratio of apprentices/ trainees to journeymen specified in the approved program.

3.6.	Helpers

3.6.1.	A distinct classification of “helper” will be issued in DBA wage determinations only where all of the following conditions are met:

3.6.1.1.	The duties of the helper are clearly defined and distinct from those of any other classification on the wage determination;

3.6.1.2.	The use of such helpers is an established prevailing practice in the area; and

3.6.1.3.	The helper is not employed as a trainee in an informal training program.

3.6.2.
Helpers may be employed on a DBA/DBRA covered construction project only if the helper classification is listed in the Davis-Bacon wage determination in the contract or the classification is added with approval by DOL. Helper classes are issued or approved only where they are within the scope of the definition stated above.

3.7.	Exemptions and Exclusions

3.7.1.
Certain workers employed by contractors or subcontractors may be exempt or excluded from the DBA. You are responsible for determining if any such exemptions or exclusions apply for your own workers and those employed by your subcontractors. Any questions about DBA applicability should be directed to the SCS DBA Compliance Liaison.

3.7.2.	To reiterate, some of the applicable exemptions and exclusions include:

3.7.2.1.	Workers whose duties are primarily administrative, executive, or clerical, rather than manual;

3.7.2.2.	Timekeepers, inspectors, architects, or engineers;

3.7.2.3.	Persons employed in a bona fide executive, administrative, or professional capacity;

3.7.2.4.	Workers who are not employed at the “site of work.”

4.	Job Classifications

4.1.	Determining the Applicable Job Classification

4.1.1.	Once you have determined that an employee is a “laborer or mechanic” who is employed “directly upon the site of the work,” you must determine that employee’s job classification.

4.1.2.	A list of the job classifications currently applicable to this Project is contained in the Wage Determination.

4.1.2.1.	The Wage Determination is attached as an Exhibit to your Contract.

4.1.2.2.	The Wage Determinations are for three categories of construction: building, heavy, and highway.

4.1.2.2.1.	The Building Wage Determination should be used for any construction involving an enclosed structure with walk-in access for the purpose of housing persons, machinery, equipment, or supplies.

4.1.2.2.2.	The Heavy Construction Wage Determination should be used for everything else.

4.1.2.2.3.
It is not anticipated that the Highway Construction Wage Determination will be utilized. However, should road construction become necessary, the Highway Construction Wage Determination is available for use.

4.1.2.2.4.	You may use job classifications from more than one Wage Determination where appropriate.

4.1.3.	Select the job classification from the Wage Determination that best describes the duties that the laborer or mechanic performs.

4.1.3.1.	The duties which an employee actually performs govern the classification and the rate of pay to which the employee is entitled under the applicable wage determination.

4.1.3.2.	To fall within a particular job classification, an employee need not perform all of the duties listed. It is sufficient that the duties performed are within the scope of the listed classification.

4.1.3.3.	Note: Some employees may perform work in more than one job classification. You will need to record the time spent in each job classification and allocate the time accordingly.

4.1.3.4.	If you are still not certain which job classification one or more of your employees fits into, please contact the SCS DBA Compliance Specialist for assistance.

4.2.	Additional Classifications

4.2.1.
If you have one or more employees who will be performing unique or specialized work that cannot be properly classified in any of the job classifications in the Wage Determination, then please contact the SCS DBA Compliance Specialist for assistance.

4.2.2.
At the time you contact the SCS DBA Compliance Specialist, you will need to submit, in writing, a detailed description of the work to be performed along with a proposed wage rate, including fringe benefits.

4.2.3.
The SCS DBA Compliance Specialist will work with the Southern Company Services Employee Relations/General Counsel organization, which will decide whether or not to submit a request for an additional classification to the DOL

4.2.4.	Any additional classification submitted to the DOL will only be approved if:

4.2.4.1.	The work to be performed by the classification requested is not performed by a classification in the wage determination; and

4.2.4.2.	The classification is utilized in the area by the construction industry; and

4.2.4.3.	The proposed wage rate, including any bona fide fringe benefits, bears a reasonable relationship to the wage rates contained in the wage determination.

5.	Wages

5.1.	Wage Determination

5.1.1.	The DBA requires payment of locally prevailing wages and fringe benefits to laborers and mechanics.

5.1.2.	The locally prevailing wages and fringe benefits are set forth in the Wage Determination.

5.1.2.1.
After you identify the applicable job classification for each employee, you must pay at least the minimum wage rate and the fringe benefits associated with each employee’s job classification on the Wage Determination.

5.1.2.2.
If the employee works in more than one job classification, you must record the time spent in each job classification and allocate the time accordingly. You must pay the employee at least the minimum wage rate the fringe benefits associated with each job classification.

5.1.3.	Prevailing Wages include:

5.1.3.1.	The basic hourly rate;

5.1.3.2.	Contractor contributions irrevocably made to a trustee or third party pursuant to a bona fide fringe benefit fund, plan, or program; and

5.1.3.3.	The rate of costs the contractor reasonably anticipates in providing bona fide fringe benefits where certain conditions are met.

5.1.4.	You must pay your employees weekly.

5.2.	Fringe Benefits

5.2.1.	You can satisfy your obligation to pay fringe benefits by:

5.2.1.1.	paying the basic hourly rate and fringe benefits in cash;

5.2.1.2.	contributing payments to a bona fide plan; or

5.2.1.3.	any combination of the two.

5.2.1.3.1.
This means that if the wage rate is $10.00 with $1.00 in fringe benefits, you can pay $11.00 in cash, pay $10.00 in cash and provide $1.00 in fringe benefits, or pay $9.00 in cash and provide $2.00 in fringe benefits.

5.2.2.	Fringe benefits must be paid weekly for all hours worked - both straight time and overtime hours.

5.2.2.1.	However, the amount of fringe benefits may be excluded from the calculation of the overtime rate under the Fair Labor Standards Act (“FLSA”).

5.2.2.2.	For example, if a wage rate is $10.00 per hour plus $1.00 in fringe benefits, the overtime rate would be $16.00 ($10.00 * 1.5 = $15.00 + $1.00 fringe).

5.2.3.	Fringe benefits include:

5.2.3.1.	Life insurance;

5.2.3.2.	Health insurance;

5.2.3.3.	Pension;

5.2.3.4.	Vacation;

5.2.3.5.	Holiday;

5.2.3.6.	Sick Leave.

5.2.4.	Fringe benefits do NOT include:

5.2.4.1.	the use of a truck;

5.2.4.2.	a Thanksgiving turkey;

5.2.4.3.	a Christmas bonus;

5.2.4.4.	any benefit required by federal, state, or local law, such as:

5.2.4.4.1.	workers compensation;

5.2.4.4.2.	unemployment compensation;

5.2.4.4.3.	social security contributions.

5.2.5.	You may take credit for bona fide fringe benefit fund contributions made to third party trustees or insurers that:

5.2.5.1.	are irrevocably paid; and

5.2.5.2.	are made regularly, not less often than quarterly.

5.2.5.2.1.	Examples include paying monthly health insurance premiums or quarterly contributions to a retirement plan trust.

5.2.5.2.2.	A pension plan that meets the Employment Retirement Income Security Act (ERISA) requirements may be considered “bona fide” for DBA/DBRA purposes.

5.2.6.	An unfunded fringe benefit plan is a plan where the benefits will be paid from the general assets of the contractor and include: holiday plans, vacation plans, and sick pay plans.

5.2.6.1.	No type of fringe benefit is eligible for consideration as an unfunded plan unless it meets the following criteria:

5.2.6.1.1.	It can be reasonably anticipated to provide benefits described in the Davis-Bacon Act;

5.2.6.1.2.	It represents a commitment that can be legally enforced;

5.2.6.1.3.	It is carried out under a financially responsible plan or program; and

5.2.6.1.4.	The plan or program has been communicated in writing to the laborers and mechanics affected.

5.2.6.1.5.	The contractor has requested written permission from DOL pursuant to 29 CFR 5.5(a)(1)(iv) to seek credit for such costs under DBRA.

5.2.7.
For a benefit that the contractor pays annually (such as some health insurance, pension plans, etc.), you determine the hourly rate of contribution that is creditable towards the DBA fringe benefit requirement by:

5.2.7.1.	dividing the total annual contributions by the total annual hours worked (both DBA and non-DBA work); then

5.2.7.2.	allocate the fringe benefit credits so that DBA work is not being used to fund benefits on private (non-DBA) work.

5.3.	Overtime

5.3.1.	The FLSA requires the payment of time and one-half the basic rate of pay for all hours worked in excess of 40 hours in a week.

5.3.2.	The basic rate of pay under DBA and the FLSA is the straight time hourly rate and can not be less than the basic hourly rate required in an applicable wage determination.

5.3.2.1.	The amount of fringe benefits paid are excluded in computing overtime obligations.

5.3.3.
If an employee works in more than one job classification with different basic rates of pay, the overtime pay may be computed based on the weekly average rate (or “regular rate”) - the total straight time pay for work (at all such rates) during the week, divided by the total number of hours worked at all jobs worked in the workweek.

5.3.3.1.
For example, if the employee worked 30 hours during a week in a job where the wage rate is $10.00 per hour plus $3.00 in fringe benefits, and 18 hours during a week in a job where the wage rate is $12.00 per hour plus $2.50 in fringe benefits, the regular rate used to calculate overtime is:

5.3.3.1.1.	Step 1: Determine the straight time wages due - excluding fringe benefits

30 hours at the rate of $10.00	= $300.00
18 hours at the rate of $12.00	= $216.00
Total straight time wages	= $516.00
5.3.3.1.2.    Step 2: Calculate the “regular rate”
($516.00 / 48 hours worked) = $10.75 “regular rate”

5.3.3.1.3.	Step 3: Compute the overtime premium due
½($10.75) x 8 overtime hours worked = $43.00

6.	Certified Payrolls

6.1.	Submitting Weekly Certified Payrolls

6.1.1.	You must electronically complete, sign, and submit a certified payroll each week through eMars, a web-based service that allows users to submit certified payrolls pursuant to DBRA.

6.1.2.	You must submit the certified payroll through eMars within seven days after the pay day for the weekly pay period.

6.1.3.	Detailed instructions concerning the preparation of the payroll:

6.1.3.1.	Name of Contractor or Subcontractor: Fill in your firm's name and check appropriate box.

6.1.3.2.	Address: Fill in your firm's address.

6.1.3.3.	Payroll No.: Beginning with the number "1", list the payroll number for the submission.

6.1.3.4.	For Week Ending: List the workweek ending date.

6.1.3.5.	Project and Location: List the name of the project and the location.

6.1.3.6.	Project or Contract No.: Fill in the number for the project or contract.

6.1.3.7.	Name and Individual Identifying Number of Worker: Enter each worker's full name and the last four digits of worker's social security number on each weekly payroll submitted.

6.1.3.7.1.	Do NOT list the worker’s entire social security number.

6.1.3.8.	Work Classifications: List the job classification from the Wage Determination that is descriptive of work actually performed by each laborer or mechanic.

6.1.3.8.1.
If an individual worked in more than one job classification in that workweek, use separate entries (e.g., two lines) for each job classification to show an accurate breakdown of hours worked in each job.

6.1.3.9.	Day and Date; Hours Worked Each Day: List the day (Sunday, Monday, etc.) and date at the top. Then list the amount of straight time (“S”) and overtime (“O”) hours worked in the applicable boxes.

6.1.3.9.1.	Enter all hours worked in excess of 40 hours a week as "overtime".

6.1.3.10.	Total Hours: Fill in the total number of hours worked that week.

6.1.3.11.
Rate of Pay: In the "straight time" box for each worker, list the actual hourly rate paid for straight time worked, plus cash paid in lieu of fringe benefits paid. When recording the straight time hourly rate, any cash paid in lieu of fringe benefits may be shown separately from the basic rate. For example, "$12.25/.40" would reflect a $12.25 base hourly rate plus $0.40 for fringe benefits. This is of assistance in correctly computing overtime. See "Fringe Benefits" below. When overtime is worked, show the overtime hourly rate paid plus any cash in lieu of fringe benefits paid in the "overtime" box for each worker; otherwise, you may skip this box. See "Fringe Benefits" below. Payment of not less than time and one-half the basic or regular rate paid is required for overtime. In addition to paying no less than the predetermined rate for the classification which an individual works, the contractor must pay amounts predetermined as fringe benefits in the wage decision made part of the contract to approved fringe benefit plans, funds or programs or shall pay as cash in lieu of fringe benefits. See "FRINGE BENEFITS" below.

6.1.3.12.
Gross Amount Earned: Enter gross amount earned this week on this project. If part of a worker's weekly wage was earned on projects other than the project described on this payroll, enter in column 7 first the amount earned on the Federal or Federally assisted project and then the gross amount earned during the week on all projects, thus "$163.00/$420.00" would reflect the earnings of a worker who earned $163.00 on a Federally assisted construction project during a week in which $420.00 was earned on all work.

6.1.3.13.
Deductions: Columns are provided for showing deductions made. If more deductions than columns provided are involved, use the available columns and show the balance of deductions under "Other" column; show actual total under "Total Deductions" column; and in the attachment to the payroll describe the deduction(s) contained in the "Other" column. All deductions must be in accordance with the provisions of the Copeland Act Regulations, 29 C.F.R., Part 3. If an individual worked on other jobs in addition to this project, show actual deductions from his/her weekly gross wage, and indicate that deductions are based on his gross wages.

6.1.3.14.	Net Wages Paid for Week: Fill in the amount of net wages paid to the worker (this must match the amount on the worker’s paycheck).

6.1.3.15.
Certification: The Certification is located on page 2 of the Form. Someone with knowledge that the facts represented are true should sign this statement. While the "statement of compliance" need not be notarized, the statement is subject to the penalties provided by 18 U.S.C. § 1001, namely, a fine, possible imprisonment of not more than 5 years, or both.

6.1.3.16.
Items 1 and 2: Space has been provided between items (1) and (2) of the statement for describing any deductions made. If all deductions made are adequately described in the "Deductions" column above, state "See Deductions column in this payroll." See "FRINGE BENEFITS" below for instructions concerning filling out paragraph 4 of the statement.

6.1.3.17.
Item 4(a) - WHERE FRINGE BENEFITS ARE PAID TO APPROVED PLANS, FUNDS, OR PROGRAMS: If paying all fringe benefits to approved plans, funds, or programs in amounts not less than were determined in the applicable wage decision of the Secretary of Labor, show the basic cash hourly rate and overtime rate paid to each worker on the face of the payroll and check paragraph 4(a) of the statement on page 2 of the WH-347 payroll form to indicate the payment. Note any exceptions in section 4(c).

6.1.3.18.
Item 4(b) - WHERE FRINGE BENEFITS ARE PAID IN CASH: If not paying all fringe benefits to approved plans, funds, or programs in amounts of at least those that were determined in the applicable wage decision of the Secretary of Labor, pay any remaining fringe benefit amount to each laborer and mechanic and insert in the "straight time" of the "Rate of Pay" column of the payroll an amount not less than the predetermined rate for each classification plus the amount of fringe benefits determined for each classification in the applicable wage decision. Inasmuch as it is not necessary to pay time and a half on cash paid in lieu of fringe benefits, the overtime rate shall be not less than the sum of the basic predetermined rate, plus the half time premium on basic or regular rate, plus the required cash in lieu of fringe benefits at the straight time rate. In addition, check paragraph 4(b) of the statement on page 2 of the payroll form to indicate the payment of fringe benefits in cash directly to the workers. Note any exceptions in section 4(c).

6.1.3.19.
Item 4(c) - Exceptions: Any contractor who is making payment to approved plans, funds, or programs in amounts less than the wage determination requires is obliged to pay the deficiency directly to the covered worker as cash in lieu of fringe benefits. Enter any exceptions to section 4(a) or 4(b) in section 4(c). Enter in the Exception column the craft, and enter in the Explanation column the hourly amount paid each worker as cash in lieu of fringe benefits and the hourly amount paid to plans, funds, or programs as fringe benefits. The contractor must pay an amount not less than the predetermined rate plus cash in lieu of fringe benefits as shown in section 4(c) to each such individual for all hours worked (unless otherwise provided by applicable wage determination) on the Federal or Federally assisted project. Enter the rate paid and amount of cash paid in lieu of fringe benefits per hour in column 6 on the payroll. See paragraph on "Contractors where fringe benefits are paid in cash" for computation of overtime rate.

6.2.	Errors

6.2.1.	If, after you have submitted a Certified Payroll through eMars, you receive an error message, you will need to correct the error.

6.2.1.1.	You will need to submit a revised Certified Payroll through eMars.

6.2.1.2.	You will also need to pay all employees the full amount of back wages that they are due.

6.2.1.2.1.	You must keep all documentation of any supplemental payment.

6.2.1.2.2.	You must submit a revised Certified Payroll through eMars and keep a copy of the documentation of any payment.

7.	Record Keeping Requirements

7.1.	You must keep payroll and basic records for all laborers and mechanics for three years after completion of the Project.

7.2.	Records that must be maintained include:

7.2.1.	Full Name, address, and complete Social Security number of each employee;

7.2.2.	Each employee’s job classification(s);

7.2.3.	Hourly rates of pay;

7.2.4.	Amount of fringe benefits - either the amounts of contributions to benefit plan or the cash equivalent;

7.2.5.	Daily and weekly number of hours worked;

7.2.6.	Deductions made;

7.2.7.	Actual wages paid (copies of check stubs);

7.2.8.	If applicable, detailed information regarding various fringe benefit programs, including records that show that the program has been communicated in writing to the laborers and mechanics;

7.2.9.	If applicable, detailed information regarding approved apprentice and training programs.

7.3.	Keep a copy of each Certified Payroll submitted.

8.	Posting Requirements

8.1.	You must post the following posters at the site of the work, in a location where it may be easily seen by your employees:

8.1.1.	WH-1321 “Employee Rights Under the Davis-Bacon Act”;

8.1.2.	the Wage Determination;

8.1.3.	NLRB Rights poster;

8.1.4.	Federal “5 in 1” poster (EEO, FLSA, OSHA, USERRA, and polygraph);

8.1.5.	Georgia Workers’ Compensation poster;

8.1.6.	Internal worker concerns process memorandum.

Appendix 1(f)
Area Wage Determinations

General Decision Number: GA140090 01/03/2014 GA90

Superseded General Decision Number: GA20130090

State: Georgia

Construction Type: Heavy
Heavy Construction, Includes Water and Sewer Lines, and Heavy Construction on Treatment Plant Sites and Industrial Sites (Refineries, Power Plants, Chemical and Manufacturing Plants, Paper Mills, Etc.)

Counties: Burke, McDuffie and Richmond Counties in Georgia.

Modification Number	Publication Date
0	01/03/2014

* ELEC1579-002 10/01/2013

	Rates	Fringes
ELECTRICIAN	$ 23.00	11.40

ENGI0474-029 07/01/2013

BURKE & RICHMOND COUNTIES

	Rates	Fringes
POWER EQUIPMENT OPERATOR:		
Crane: 119 Tons and Under	$ 24.55	12.30
Crane: 120 to 249 Tons	$ 25.55	12.30
Crane: 250 to 499 Tons	$ 26.55	12.30
Crane: 500 Tons and Larger	$ 27.55	12.30
Mechanic	$ 24.55	12.30

ENGI0926-032 07/01/2013

MCDUFFIE COUNTY

	Rates	Fringes
POWER EQUIPMENT OPERATOR:		
Crane, Mechanic	$ 27.88	10.13

SUGA2012-108 08/11/2012

	Rates	Fringes
CARPENTER (Form Work Only)	$ 15.44	0.00
CARPENTER, Excludes Form Work	$ 14.76	0.00
CEMENT MASON/CONCRETE FINISHER	$ 16.96	0.00

IRONWORKER, REINFORCING	$ 13.30	1.66
LABORER: Common or General	$ 9.84	0.00
LABORER: Pipelayer	$ 9.48	0.00
OPERATOR: Backhoe/Excavator/Trackhoe	$ 12.80	0.00
OPERATOR: Bulldozer	$ 14.58	0.00
OPERATOR: Grader/Blade	$ 20.24	0.00
OPERATOR: Loader	$ 16.59	4.13
OPERATOR: Piledriver	$ 18.72	2.06
OPERATOR: Roller	$ 12.04	0.69
TRUCK DRIVER: Dump Truck	$ 12.79	0.00
TRUCK DRIVER: Lowboy Truck	$ 17.28	1.84

WELDERS - Receive rate prescribed for craft performing operation to which welding is incidental.

==

Unlisted classifications needed for work not included within the scope of the classifications listed may be added after award only as provided in the labor standards contract clauses (29CFR 5.5 (a) (1) (ii)).

The body of each wage determination lists the classification and wage rates that have been found to be prevailing for the cited type(s) of construction in the area covered by the wage determination. The classifications are listed in alphabetical order of "identifiers" that indicate whether the particular rate is union or non-union.

Union Identifiers

An identifier enclosed in dotted lines beginning with characters other than "SU" denotes that the union classification and rate have found to be prevailing for that classification. Example: PLUM0198-005 07/01/2011. The first four letters , PLUM, indicate the international union and the four-digit number, 0198, that follows indicates the local union number or district council number where applicable , i.e., Plumbers Local 0198. The next number, 005 in the example, is an internal number used in processing the wage determination. The date, 07/01/2011, following these characters is the effective date of the most current negotiated rate/collective bargaining agreement which would be July 1, 2011 in the above example.

Union prevailing wage rates will be updated to reflect any changes in the collective bargaining agreements governing the rates.

0000/9999: weighted union wage rates will be published annually each January.

Non-Union Identifiers

Classifications listed under an "SU" identifier were derived from survey data by computing average rates and are not union rates; however, the data used in computing these rates may include both union and non-union data. Example: SULA2004-007 5/13/2010. SU indicates the rates are not union majority rates, LA indicates the State of Louisiana; 2004 is the year of the survey; and 007 is an internal number used in producing the wage determination. A 1993 or later date, 5/13/2010, indicates the classifications and rates under that identifier were issued as a General Wage Determination on that date.

Survey wage rates will remain in effect and will not change until a new survey is conducted.

WAGE DETERMINATION APPEALS PROCESS

1.) Has there been an initial decision in the matter? This can be:

* an existing published wage determination
* a survey underlying a wage determination
* a Wage and Hour Division letter setting forth a position on a wage determination matter
* a conformance (additional classification and rate) ruling

On survey related matters, initial contact, including requests for summaries of surveys, should be with the Wage and Hour Regional Office for the area in which the survey was conducted because those Regional Offices have responsibility for the Davis-Bacon survey program. If the response from this initial contact is not satisfactory, then the process described in 2.) and 3.) should be followed.

With regard to any other matter not yet ripe for the formal process described here, initial contact should be with the Branch of Construction Wage Determinations. Write to:

Branch of Construction Wage Determinations
Wage and Hour Division
U.S. Department of Labor
200 Constitution Avenue, N.W.
Washington, DC 20210

2.) If the answer to the question in 1.) is yes, then an interested party (those affected by the action) can request review and reconsideration from the Wage and Hour Administrator (See 29 CFR Part 1.8 and 29 CFR Part 7). Write to:

Wage and Hour Administrator
U.S. Department of Labor
200 Constitution Avenue, N.W.
Washington, DC 20210

The request should be accompanied by a full statement of the interested party's position and by any information (wage payment data, project description, area practice material, etc.) that the requestor considers relevant to the issue.

3.) If the decision of the Administrator is not favorable, an interested party may appeal directly to the Administrative Review Board (formerly the Wage Appeals Board). Write to:

Administrative Review Board
U.S. Department of Labor
200 Constitution Avenue, N.W.
Washington, DC 20210

4.) All decisions by the Administrative Review Board are final.

================================================================

END OF GENERAL DECISION

General Decision Number: GA140007 01/03/2014 GA7

Superseded General Decision Number: GA20130007

State: Georgia

Construction Type: Highway

Counties: Burke, Columbia, Glascock, Hancock, Jefferson, Jenkins, Lincoln, McDuffie, Richmond, Taliaferro, Warren, Washington and Wilkes Counties in Georgia.

HIGHWAY CONSTRUCTION PROJECTS

Modification Number	Publication Date
0	01/03/2014

SUGA2011-007 03/07/2011

	Rates	Fringes
CARPENTER	$ 11.45	
CEMENT MASON/CONCRETE FINISHER	$ 11.36	
LABORER		
Asphalt Raker	$ 11.00	
Asphalt Screed Person	$ 10.50	
Common or General	$ 8.93	
Form Setter	$ 10.35	
Guardrail Erector	$ 13.50	
Milling Machine Ground Person	$ 10.00	
Pipe Layer	$ 10.20	
POWER EQUIPMENT OPERATOR:		
Asphalt Distributor	$ 14.10	
Asphalt Paver/Spreader	$ 12.00	
Backhoe/Excavator	$ 10.80	
Bulldozer	$ 11.60	
Compactor	$ 10.00	
Crane/Dragline	$ 17.50	
Front End Loader	$ 10.70	
Material Transfer Vehicle (Shuttle Buggy)	$ 11.30	
Mechanic	$ 12.75	
Milling Machine	$ 11.50	
Motorgrader Fine Grade	$ 14.55	
Motorgrader/Blade	$ 16.00	
Roller	$ 10.00	
Water Truck	$ 11.25	
TRUCK DRIVER		
26,000 GVW & Under	$ 10.79	
26,001 GVW & Over	$ 12.75

WELDERS - Receive rate prescribed for craft performing operation to which welding is incidental.

==

Unlisted classifications needed for work not included within the scope of the classifications listed may be added after award only as provided in the labor standards contract clauses (29CFR 5.5 (a) (1) (ii)).

The body of each wage determination lists the classification and wage rates that have been found to be prevailing for the cited type(s) of construction in the area covered by the wage determination. The classifications are listed in alphabetical order of "identifiers" that indicate whether the particular rate is union or non-union.

Union Identifiers

An identifier enclosed in dotted lines beginning with characters other than "SU" denotes that the union classification and rate have found to be prevailing for that classification. Example: PLUM0198-005 07/01/2011. The first four letters , PLUM, indicate the international union and the four-digit number, 0198, that follows indicates the local union number or district council number where applicable , i.e., Plumbers Local 0198. The next number, 005 in the example, is an internal number used in processing the wage determination. The date, 07/01/2011, following these characters is the effective date of the most current negotiated rate/collective bargaining agreement which would be July 1, 2011 in the above example.

Union prevailing wage rates will be updated to reflect any changes in the collective bargaining agreements governing the rates.

0000/9999: weighted union wage rates will be published annually each January.

Non-Union Identifiers

Classifications listed under an "SU" identifier were derived from survey data by computing average rates and are not union rates; however, the data used in computing these rates may include both union and non-union data. Example: SULA2004-007 5/13/2010. SU indicates the rates are not union majority rates, LA indicates the State of Louisiana; 2004 is the year of the survey; and 007 is an internal number used in producing the wage determination. A 1993 or later date, 5/13/2010, indicates the classifications and rates under that identifier were issued as a General Wage Determination on that date.

Survey wage rates will remain in effect and will not change until a new survey is conducted.

WAGE DETERMINATION APPEALS PROCESS

1.) Has there been an initial decision in the matter? This can be:

* an existing published wage determination
* a survey underlying a wage determination
* a Wage and Hour Division letter setting forth a position on a wage determination matter
* a conformance (additional classification and rate) ruling

On survey related matters, initial contact, including requests for summaries of surveys, should be with the Wage and Hour Regional Office for the area in which the survey was conducted because those Regional Offices have responsibility for the Davis-Bacon survey program. If the response from this initial contact is not satisfactory, then the process described in 2.) and 3.) should be followed.

With regard to any other matter not yet ripe for the formal process described here, initial contact should be with the Branch of Construction Wage Determinations. Write to:

Branch of Construction Wage Determinations
Wage and Hour Division
U.S. Department of Labor
200 Constitution Avenue, N.W.
Washington, DC 20210

2.) If the answer to the question in 1.) is yes, then an interested party (those affected by the action) can request review and reconsideration from the Wage and Hour Administrator (See 29 CFR Part 1.8 and 29 CFR Part 7). Write to:

Wage and Hour Administrator
U.S. Department of Labor
200 Constitution Avenue, N.W.
Washington, DC 20210

The request should be accompanied by a full statement of the interested party's position and by any information (wage payment data, project description, area practice material, etc.) that the requestor considers relevant to the issue.

3.) If the decision of the Administrator is not favorable, an interested party may appeal directly to the Administrative Review Board (formerly the Wage Appeals Board). Write to:

Administrative Review Board
U.S. Department of Labor
200 Constitution Avenue, N.W.
Washington, DC 20210

4.) All decisions by the Administrative Review Board are final.

================================================================

END OF GENERAL DECISION

Appendix 2
PwC Agreed Upon Procedures (AUP)

Procedures to be Performed

1.	Davis-Bacon Communication at Site

a.	Inquire of project management where Davis-Bacon posters are placed. Physically inspect site where poster is to be posted and note if present

b.	Perform inquiries of 40 site employees, to be selected haphazardly from workers on site on date of site visit, on the following questions:

i.	They are aware that the project is subject to Davis Bacon.

ii.	They have seen the Davis-Bacon poster(s) posted at the site.
(Note selections for 1b and 4e to be performed at same time, procedure is to select at rally points in morning and have site employee answer questions.)

2.	Submission and Completion of Weekly Certified Payrolls as Required by Davis-Bacon.

a.	Inquire of project management to determine if payroll is paid weekly.

b.
Obtain a listing of weekly payrolls from the eMars system and haphazardly select 15 weekly payrolls (one per month plus 3 additional selections which are adjacent to a week selected in the monthly selection)

i.	Inspect the certification for evidence the certification was performed and completed timely

ii.	Agree total from each weekly payroll to copy of check or wire transfer payment.

c.
Haphazardly select 5 individuals within each weekly payroll selected in b and mathematically check the certified payroll by recomputing net pay for 5 individual within each weekly payroll selected in b by 1) recomputing gross pay by multiplying hours worked from the payroll register by pay rate from the payroll register and by deducting all deductions shown for employee gross pay within the payroll register.

d.	Inspect that is the WH-347 or similar form, as obtained from the eMars system, for each weekly payroll selected in b. has been filled out completely.

e.
Inspect that the Statement of Compliance is signed by the contractor or subcontractor or his or her agent who pays or supervises the payment of the persons employed under the contract, by evidence of signature, whether physical or electronic, on the Statement of Compliance.

f.
Obtain listing of prime contractor and sub-contractors used by week. Haphazardly select 5 weeks of payroll listings provided by prime contractor including sub contractors and compare subcontractors contained in the payroll listing obtained to listing of sub-contractors used by week.

3.	Obtain the Davis-Bacon wage schedule being utilized for payroll computations and compare the pay rates by labor classification to the Davis-Bacon wage schedule identified in loan guarantee agreement.

4.	Labor classification and Wage Rates

a.
Haphazardly select 10 employees per payroll cycle tested in (2) above and compare basic hourly wage plus fringe from the certified payroll to the Davis Bacon wage schedule specified in the loan guarantee agreement.

b.
Obtain listing of employees and classification for 3 payroll cycles and select 5 employees per classification and compare the payrate, per the certified payroll for employee to the Davis Bacon wage schedule specified in the loan guarantee agreement.

c.	Obtain listing of trainees or apprentices included in payroll for weeks selected for testing in 3 b.

i.	Haphazardly select 5 trainees or apprentices from listing and compare the apprentice or trainee wage rates paid, per certified payroll, to the apprenticeship program-specific decrement factors

d.	For the employees selected in a above agree the payroll amount, per certified payroll, to employee check stub/pay statement.

e.	Perform employee inquiry of 40 individuals on job classification and agree job classification noted by employee to classification within payroll system.

5.	Record retention requirements

a.	Inspect physical or electronic records for evidence that weekly certified payroll records are retained for period specified in contract.

Vogtle Project
Site employee inquiry

1.	Are you aware that the Vogtle 3 and 4 construction project is subject to the prevailing wage provisons of the Davis-Bacon Act of 1931?

Yes / No

2.	Have you seen the Davis-Bacon Act poster(s) on this construction site?

Yes / No

3.	Please provide your name and employee job classification

Name:______________________________________________

Job Classification:______________________________________